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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
FPL Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2006 Annual Meeting
and Proxy Statement

YOUR VOTE IS IMPORTANT
PLEASE SUBMIT YOUR PROXIES PROMPTLY

FPL Group, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420

Notice of Annual Meeting of Shareholders
December 15, 2006

        The Annual Meeting of Shareholders of FPL Group, Inc. ("FPL Group") will be held at the PGA National Resort, 400 Avenue of the Champions, Palm Beach Gardens, Florida at 10:00 a.m. on Friday, December 15, 2006, to consider and act upon the following items of business:

  •
  Election of Directors.

  •
  Ratification of the appointment of Deloitte & Touche LLP as FPL Group's independent registered public accounting firm for the year 2006.

  •
  Such other matters as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

        The record date for shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof is October 25, 2006.

        Admittance to the annual meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card or following the telephonic or Internet instructions. You will need your admission ticket, as well as a form of personal identification, to attend the annual meeting. If you are a shareholder of record or a participant in any of FPL Group's Employee Retirement Savings Plans an admission ticket is included as part of your proxy card. Shareholders whose shares are held in street name (the name of a broker, trust, bank or other nominee) should bring with them a legal proxy or a recent brokerage statement or letter from the street name holder confirming their beneficial ownership of shares. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection.

        Please mark, date, sign, and return the enclosed proxy card promptly so that your shares can be voted, regardless of whether you expect to attend the annual meeting. Alternatively, you may submit your proxy by telephone or on the Internet by following the instructions on your proxy card. If you attend, you may withdraw your proxy and vote in person.

By order of the Board of Directors.

Alissa E. Ballot
Vice President & Corporate Secretary

Juno Beach, Florida
November 6, 2006

FPL GROUP, INC.
Annual Meeting of Shareholders
December 15, 2006
Proxy Statement

        This proxy statement contains information related to the solicitation of proxies by the Board of Directors of FPL Group, Inc., a Florida corporation ("FPL Group," the "Company," "we," "us" or "our"), in connection with the annual meeting of FPL Group's shareholders to be held on Friday, December 15, 2006, beginning at 10:00 a.m., at the PGA National Resort, 400 Avenue of the Champions, Palm Beach Gardens, Florida and at any postponements or adjournments thereof. This Notice of Annual Meeting, Proxy Statement and form of proxy are being mailed starting on or about November 6, 2006.

About the Annual Meeting

What is the purpose of the annual meeting?

        At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of the appointment of the Company's independent registered public accounting firm for 2006. In addition, management will report on the performance of the Company and respond to questions from shareholders.

Who can attend the annual meeting?

        Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport.

        You will need an admission ticket or proof of ownership to enter the annual meeting. An admission ticket is attached to your proxy card if you hold shares directly in your name as a shareholder of record or if you are a participant in any of FPL Group's Employee Retirement Savings Plans. If you plan to attend the annual meeting, please submit your proxy but keep the admission ticket and bring it with you to the meeting.

        If your shares are registered or held in the name of your broker or bank or other nominee, your shares are held in "street name." Please note that if you hold your shares in "street name," you will need to bring proof of your ownership of FPL Group common stock as of the record date, such as a copy of a bank or brokerage statement, and check in at the registration desk at the meeting.

Will the annual meeting be webcast?

        Our annual meeting will be webcast (audio only) on December 15, 2006. If you do not attend the annual meeting, you are invited to visit www.fplgroup.com at 10 a.m., Eastern Time, on December 15, 2006, to access the webcast of the meeting. You will not be able to vote your shares via the webcast. A replay of the webcast also will be available on our website through the first week of January, 2007.

Who is entitled to vote at the annual meeting?

        Only FPL Group shareholders at the close of business on October 25, 2006, the record date for the annual meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponements or adjournments of the annual meeting.

What are the voting rights of the holders of the Company's common stock?

        Each outstanding share of FPL Group, Inc. common stock, par value $.01 per share, will be entitled to one vote on each matter considered at the meeting.

What constitutes a quorum?

        The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of FPL Group common stock issued and outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business.

        As of the record date, 404,915,470 shares of FPL Group common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 202,457,736 shares will be required to establish a quorum.

        In determining the presence of a quorum at the annual meeting, abstentions in person, proxies received but marked as abstentions as to any or all matters to be voted on, and proxies received with broker non-votes on some but not all matters to be voted on, are counted as present.

        A broker "non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner ("broker") does not vote on a particular proposal because the broker does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner. Brokers may vote on the two proposals set forth in the Notice of Annual Meeting even if they have not received instructions from the beneficial owner, so there are not expected to be any broker "non-votes" at the annual meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

        If your shares are registered directly in your name with FPL Group's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the "shareholder of record." The Notice of Annual Meeting, Proxy Statement and proxy card have been sent directly to you by FPL Group.

        If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. The Notice of Annual Meeting, Proxy Statement and proxy card have been forwarded to you by your broker, who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares by using the voting instruction card they sent to you or by following their instructions for submitting your voting instructions by telephone or on the Internet.

How do I submit my proxy or voting instructions?

  By Mail

        Be sure to complete, sign and date the proxy card or voting instruction card and return it in the envelope provided. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

  By Telephone or on the Internet

        You can submit your proxy or voting instructions by calling the toll-free telephone number on your proxy card or voting instruction card. Please have your proxy card or voting instruction card in hand when you call. You will then be prompted to enter the number printed on your card and to follow the instructions to complete your submission.

        The website for Internet proxy submission for shareholders of record is www.computershare.com/expressvote. Please have your proxy card available when you go online. As with telephone proxy submission, you can confirm that your instructions have been properly recorded. If you submit your proxy on the Internet, you also can request electronic delivery of future proxy materials.

        Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day and seven days a week, until 1 a.m. Central Time on December 15, 2006.

        The availability of telephone and Internet submission of voting instructions for beneficial owners will depend on the voting processes of your broker. Therefore, we recommend that you follow the instructions in the materials you receive.

        If you submit your proxy or voting instructions by telephone or on the Internet, you do not have to return your proxy card or voting instruction card. Please note that if you are located outside the United States or Canada and are a shareholder of record, you may not submit your proxy by telephone.

  In person at the annual meeting

        All shareholders may vote in person at the annual meeting. However, if you are a beneficial owner of shares, you must obtain a legal proxy from your broker and present it to the inspectors of election with your ballot to be able to vote at the annual meeting.

        Your vote is important. You can save us the expense of a second mailing by submitting your proxy or voting instruction promptly.

Can I change my vote after I return my proxy or voting instruction card or submit my proxy or voting instruction card by telephone or using the Internet?

        Yes.

        Any shareholder of record giving a proxy may revoke it at any time before it is voted at the annual meeting by delivering to the Corporate Secretary of the Company at P.O Box 14000, 700 Universe Blvd., Juno Beach, Florida, 33408-0420 written notice of revocation or a proxy card bearing a later date, or by attending the annual meeting in person and casting a ballot, although attendance at the meeting will not by itself revoke a previously granted proxy. You may also change your previously-submitted proxy by telephone or by using the Internet. You may change your proxy by using any one of these methods regardless of the procedure previously used to submit your proxy.

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the response to the previous question.

How do I vote my Employee Retirement Savings Plan (401k) shares?

        If you participate in any of our Employee Retirement Savings Plans (the "plans"), you may give voting instructions to Fidelity Management Trust Company, as trustee of the plans ("Trustee"), by completing and returning the Retirement Savings Plans confidential voting instruction card accompanying this proxy statement or by submitting your voting instructions by telephone or through the Internet by following the instructions on your confidential voting instruction card. Your instructions will tell the Trustee how to vote the number of shares of common stock reflecting your proportionate interest in the FPL Group Stock Fund and the FPL Group Leveraged ESOP Fund. Your instructions will also determine the vote on a proportionate number of the Leveraged ESOP shares which are held in the plans but not yet allocated to participants. If you do not give the Trustee voting instructions, the number of shares reflecting your proportionate interest will not be voted, but your proportionate share of the unallocated Leveraged ESOP shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received. The Trustee will vote your shares in accordance with your duly executed instructions received by the close of business on December 12, 2006.

        You may also revoke previously given voting instructions by the close of business on December 12, 2006, by filing with the Trustee either a written notice of revocation or a properly completed and signed Retirement Savings Plans confidential voting instruction card bearing a later date. Your voting instructions will be kept confidential by the Trustee.

What is "householding" and how does it affect me?

        Under a Securities and Exchange Commission rule concerning the delivery of annual disclosure documents, called "householding," certain brokers, banks and other intermediaries have arranged that a single set of our Notice of Annual Meeting, Proxy Statement and proxy card (and Annual Report, if not previously delivered) is being delivered to multiple shareholders sharing an address unless those brokers, banks or other intermediaries have received contrary instructions from one or more of the shareholders. Also, you may have requested FPL Group to deliver a single set of these materials to multiple shareholders sharing an address. The rule applies to FPL Group's annual reports, proxy statements or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

        FPL Group will deliver promptly upon written or oral request a separate copy of this proxy statement or other annual disclosure documents to a shareholder at a shared address to which a single copy of the proxy statement and other disclosure documents were sent. If you would like to receive your own set of these documents, or would like to receive your own set of FPL Group's annual disclosure documents in future years, contact us in writing at FPL Group, Shareholder Services, P.O. Box 14000, 700 Universe Blvd., Juno Beach, Florida, 33408-0420 or by calling 561-694-4694. Two or more shareholders sharing an address can request delivery of a single copy of proxy statements or other annual disclosure documents if they are receiving multiple copies by contacting FPL Group in the same manner. If a broker or other nominee holds your FPL Group shares, please contact ADP and inform them of your request by calling them at 800-542-1061. You will need the name of your brokerage firm and your account number.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  FOR the election as Directors of the nominees named in this proxy statement. (See Proposal 1)

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as FPL Group's independent registered public accounting firm for the year 2006. (See Proposal 2)

  •
  In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the annual meeting and at any adjournment or postponement thereof.

What vote is required on the matters proposed?

        The Florida Business Corporation Act (the "Act") provides that directors are elected by a plurality of the votes cast and that all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the articles of incorporation require a greater vote). Therefore, under the Act, abstentions and broker non-votes have no legal effect on whether a matter is approved.

        However, FPL Group's Bylaws, which were adopted prior to the current Act and remain in effect, provide that any matter, including the election of directors, is to be approved by the affirmative vote of a majority of the total number of shares represented at the meeting and entitled to vote on such matter (unless the matter is one for which the Act or some other law or regulation expressly requires or permits the Board of Directors to require a greater vote, or FPL Group's Articles of Incorporation or Bylaws require a greater or different vote).

        Therefore, as to any matter voted on by shareholders at the annual meeting, including the election of directors, the affirmative vote of a majority of the total number of shares represented at the meeting and entitled to vote is required. Abstentions and, with respect to the election of directors, votes to withhold, have the same effect as a vote against a matter.

        If you are a beneficial shareholder and your broker holds your shares in its name, under New York Stock Exchange rules the broker is permitted to vote your shares on the election of directors and the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year 2006 even if the broker does not receive voting instructions from you. Thus, there can be no broker non-votes on such proposals. If other matters are properly brought before the annual meeting as to which brokers do not have discretionary voting power, any broker non-votes will have no legal effect with respect to such matters.

Who pays for the solicitation of proxies?

        FPL Group is soliciting proxies, and it will bear the expense of solicitation. Proxies will be solicited principally by mail, but directors, officers and regular employees of FPL Group or its subsidiaries may solicit proxies personally, or by telephone or other electronic media. FPL Group has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies, for which services it will be paid a fee of $7,500 plus out-of-pocket expenses. FPL Group will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

Could other matters be decided at the annual meeting?

        At the date this proxy statement went to press, the Board of Directors did not know of any matters to be raised at the annual meeting other than those referred to in this proxy statement and does not intend to bring before the meeting any matter other than the proposals described in this proxy statement. If, however, other matters are properly brought before the annual meeting, or any adjourned meeting, your proxies include discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their best judgment, including to adjourn or postpone the annual meeting.

Can I access the Notice of Annual Meeting and Proxy Statement on the Internet?

        The Notice of Annual Meeting and Proxy Statement may be viewed online at www.fplgroup.com. If you are a shareholder of record, you can elect to receive future annual reports and proxy statements electronically by going to the website www.computershare.com/us/sc/fpl and following the instructions there, or by following the instructions provided if you submit your proxy by Internet. If you choose this option your choice will remain in effect until cancelled. If you should choose to cancel the electronic delivery option and resume mail delivery of these documents, return to the website www.computershare.com/us/sc/fpl and make the appropriate selection or notify FPL Group's transfer agent, Computershare Investor Services, LLC at 2 North LaSalle Street, Chicago, Illinois 60602 by mail. If you hold your shares of FPL Group common stock through a broker, refer to the information provided by the broker for instructions on how to elect the electronic delivery option.

BUSINESS OF THE ANNUAL MEETING

Proposal 1:    Election of Directors

        The Board of Directors of FPL Group is currently comprised of twelve members. One member of the Board, H. Jesse Arnelle, has reached the mandatory retirement age and will retire from the Board effective immediately prior to the annual meeting, and a second member of the Board, Frank G. Zarb, has announced his retirement from the Board effective at the same time. In accordance with the Company's Bylaws, the Board has adopted a resolution, effective immediately preceding the annual meeting, reducing the size of the Board to ten members. Each of the other members of the Board is standing for re-election at the meeting.

        Listed below are the ten nominees for election as directors, their principal occupations, and certain other information regarding them. Unless otherwise noted, each director has held his or her present position continuously for five years or more and his or her employment history is uninterrupted. Directors serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. Unless you specify otherwise in your proxy, it will be voted FOR the election of the listed nominees.

Sherry S. Barrat Mrs. Barrat, 56, is president of Personal Financial Services for The Northern Trust Company, a banking corporation headquartered in Chicago, Illinois. Mrs. Barrat is a member of Northern Trust's Management Committee. Prior to being appointed to her current office in January 2006, Mrs. Barrat served as chairman and chief executive officer of Northern Trust Bank of California, N.A., from 1999 through 2005, and as president of Northern Trust Bank of Florida's Palm Beach Region from 1992 through 1998. Mrs. Barrat joined Northern Trust in 1990 in Miami. Mrs. Barrat has been a director of FPL Group since 1998.

Robert M. Beall, II Mr. Beall, 63, is chairman of Beall's, Inc., the parent company of Beall's Department Stores, Inc., and Beall's Outlet Stores, Inc., which operate retail stores located from Florida to California. Until August 2006, he was also chief executive officer of Beall's, Inc. Mr. Beall is a director of SunTrust Banks, Inc., Blue Cross/Blue Shield of Florida, and the National Retail Federation. He is also past chairman of the Florida Chamber of Commerce and a member of the Florida Council of 100. Mr. Beall has been a director of FPL Group since 1989.

J. Hyatt Brown Mr. Brown, 69, is chairman and chief executive officer of Brown & Brown, Inc., an insurance broker based in Daytona Beach and Tampa, Florida. He is a director of SunTrust Banks, Inc., BellSouth Corporation, Rock-Tenn Company, and International Speedway Corporation. Mr. Brown is a former member of the Florida House of Representatives and served as Speaker of the House from 1978 to 1980. He is a member and past chairman of the Board of Trustees of Stetson University. Mr. Brown has been a director of FPL Group since 1989.

James L. Camaren Mr. Camaren, 52, is a private investor. Until May 2006, he was chairman and chief executive officer of Utilities, Inc. Utilities, Inc. was one of the largest investor-owned water utilities in the United States until March 2002, when it was acquired by Nuon, a Dutch company, which subsequently sold Utilities, Inc. in April 2006. He joined the company in 1987 and served successively as vice president of business development, executive vice president, and vice chairman, becoming chairman and chief executive officer in 1996. Mr. Camaren has been a director of FPL Group since 2002.

J. Brian Ferguson Mr. Ferguson, 52, is chairman and chief executive officer of Eastman Chemical Company, a global chemical company engaged in the manufacture and sale of a broad portfolio of chemicals, plastics, and fibers. Prior to becoming chairman and chief executive officer in January 2002, Mr. Ferguson served as president of Eastman's Chemicals Group, where he had direct responsibility for all chemicals-based business organizations, as well as the manufacturing, sales, pricing and product management, technology and geographical aspects of the business group. He joined Eastman in 1977 and led several businesses in the U.S. and Asia. Mr. Ferguson is a director of the American Chemistry Council and the National Association of Manufacturers and serves on the President's Export Council. Mr. Ferguson has been a director of FPL Group since July 2005.

Lewis Hay, III Mr. Hay, 51, became a director, president and chief executive officer of FPL Group in June 2001, and chairman of FPL Group and chairman and chief executive officer of Florida Power & Light Company in January 2002. He joined FPL Group in 1999 as vice president, finance and chief financial officer. From March 2000 until December 2001 he served as president of FPL Group's competitive energy subsidiary, FPL Energy, LLC. He is a director of Florida Power & Light Company, Capital One Financial Corporation and Harris Corporation.

Rudy E. Schupp Mr. Schupp, 55, has been the president and chief executive officer, and a director, of 1st United Bank, a banking corporation located in Boca Raton, Florida, and chief executive officer and a director of its parent company, 1st United Bancorp, Inc., since mid-2003. He was the chairman, president and chief executive officer of Republic Security Bank in West Palm Beach, Florida from 1984 until March 2001, and the chairman, president and chief executive officer of its parent company, Republic Security Financial Corporation ("RSFC") from 1985 until March 2001, when RSFC was acquired by Wachovia Corporation. Following the acquisition, he served as Chairman of Florida Banking of Wachovia Bank, N.A. until December 2001. In November 2001 Mr. Schupp became a Managing Director of Ryan Beck & Co., an investment banking and brokerage company, a position he held until March 2003. He is a former director of the Miami Branch of the Federal Reserve Bank of Atlanta, a former president of the Florida Bankers Association and the former chairman of the Business Development Board of Palm Beach County. Mr. Schupp has been a director of FPL Group since March 2005.

Michael H. Thaman Mr. Thaman, 42, has been senior vice president and chief financial officer of Owens Corning, a world leader in building materials systems and composite systems, since April 2000, and has been its chairman since April 2002. Mr. Thaman joined Owens Corning in August 1992 as director, corporate development, and has held other positions with it since that time. From January 1999 to April 2000, he served successively as vice president and president of the company's exterior systems business. Mr. Thaman has been a director of FPL Group since 2003.

Hansel E. Tookes II Mr. Tookes, 58, retired from Raytheon Company, a company engaged in defense and government electronics, space, information technology, technical services and business and special mission aircraft, in December 2002. He joined Raytheon in 1999 as president and chief operating officer of Raytheon Aircraft Company, was appointed chairman and chief executive officer of Raytheon Aircraft Company in 2000, and became president of Raytheon International in 2001. From 1980 until joining Raytheon, Mr. Tookes held a variety of leadership positions with United Technologies Corporation, including serving as president of its subsidiary, Pratt & Whitney's Large Military Engines Group. He is a director of Corning Incorporated, Harris Corporation and Ryder System, Inc. and a member of the National Academies Aeronautics and Space Engineering Board. Mr. Tookes has been a director of FPL Group since March 2005.

Paul R. Tregurtha Mr. Tregurtha, 71, is chairman and chief executive officer of Mormac Marine Group, Inc., a maritime company, and of Moran Transportation Company, a tug and marine transportation services enterprise. He is also vice chairman of Interlake Steamship Company and Lakes Shipping Company. Mr. Tregurtha previously served as chairman, chief executive officer, president and chief operating officer of Moore McCormack Resources, Inc., a natural resources and water transportation company. Mr. Tregurtha is a director of Teachers Insurance and Annuity Association. He has been a director of FPL Group since 1989.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year 2006

        In accordance with the provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the Audit Committee of the Board appoints the Company's independent registered public accounting firm. It has appointed Deloitte & Touche LLP as the independent registered public accounting firm to audit the accounts of FPL Group and its subsidiaries, as well as to attest to management's assessment of internal control over financial reporting and audit the effectiveness of the Company's internal controls over financial reporting, for the fiscal year ending December 31, 2006. If the shareholders do not ratify the appointment, it will be reconsidered by the Audit Committee.

        Representatives of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised at the meeting.

Fees Paid to Deloitte & Touche LLP

        The following table presents fees billed for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), for the fiscal years ended December 31, 2005 and 2004.

	2005	2004
Audit Fees(1)	$2,985,000	$2,983,000
Audit-Related Fees(2)	2,378,000	1,859,000
Tax Fees(3)	170,000	141,000
All Other Fees(4)	—	—
Total	$5,533,000	$4,983,000

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of FPL Group's and Florida Power & Light Company's ("FPL's") annual consolidated financial statements for the fiscal year, the reviews of the financial statements included in FPL Group's and FPL's Quarterly Reports on Form 10-Q for the fiscal year, attestation of management's assessment of internal control over financial reporting and the audit of the effectiveness of internal controls over financial reporting, comfort letters, consents, and other services related to Securities and Exchange Commission ("SEC") matters, services in connection with annual and semi-annual filings of FPL Group's financial statements with the Japanese Ministry of Finance, and accounting consultations to the extent necessary for Deloitte & Touche to fulfill its responsibility under Public Company Accounting Oversight Board standards.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of FPL Group's and FPL's consolidated financial statements and are not reported under "Audit Fees." These fees primarily related to audits of subsidiary financial statements, comfort letters, consents and other services related to subsidiary (non-SEC registrant) financing activities, audits of employee benefit plans, due diligence pertaining to acquisitions, and consultation on accounting standards and on transactions.

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. In 2005, $27,000 was paid related to tax advice and planning services. All other tax fees in 2005 and all tax fees in 2004 related to tax compliance services.

(4)
All Other Fees consist of fees for products and services other than the services reported under the other named categories. In 2005 and 2004, there were no fees incurred in this category.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

        In accordance with the requirements of Sarbanes-Oxley, the FPL Group Audit Committee Charter and the Audit Committee's pre-approval policy for services provided by the independent registered public accounting firm, all services performed by Deloitte & Touche are approved in advance by the Audit Committee. Audit and audit-related services specifically identified in an appendix to the pre-approval policy are pre-approved by the Audit Committee each year. This pre-approval allows management to request the specified audit and audit-related services on an as-needed basis during the year, provided any such services are reviewed with the Audit Committee at its next regularly scheduled meeting. Any audit or audit-related service for which the fee is expected to exceed $250,000, or that involves a service not listed on the pre-approval list, must be specifically approved by the Audit Committee prior to commencement of such work. In addition, the Audit Committee approves all services other than audit and audit-related services performed by Deloitte & Touche in advance of the commencement of such work or, in cases which meet the de minimus pre-approval exception established by Sarbanes-Oxley, prior to completion of the audit. The Audit Committee has delegated to the chairman of the committee the right to approve audit, audit-related, tax and other services, within certain limitations, between meetings of the Audit Committee, provided any such decision is presented to the Audit Committee at its next regularly scheduled meeting. The Audit Committee reviews on a quarterly basis a schedule of all services for which Deloitte & Touche has been engaged and the estimated fees for those services. In fiscal year 2005, approximately $27,000 (16% of total Tax Fees and 0.49% of total revenues paid to Deloitte & Touche during 2005) of services included in the Tax Fees category described above were approved by the Audit Committee after the services were rendered, pursuant to the de minimus exception established by Sarbanes-Oxley. No services were provided in fiscal year 2004 pursuant to this exception.

        The Audit Committee has determined that the non-audit services provided by Deloitte & Touche during 2005 and 2004 were compatible with maintaining that firm's independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2006.

INFORMATION ABOUT FPL GROUP AND MANAGEMENT

Performance Graph

        The graph below compares the cumulative total returns, assuming reinvestment of dividends, of FPL Group common stock with the companies in the Standard & Poor's 500 Index (S&P 500), the Standard & Poor's Electric Utilities Index (S&P Electrics) and the Dow Jones US Electric Utilities Index (Dow Jones Electrics). The comparison covers the five years ended December 31, 2005, and is based on an assumed $100 investment on December 31, 2000, in each of the S&P 500, the S&P Electrics, the Dow Jones Electrics and FPL Group common stock. The S&P Electrics is based on the performance of 12 companies and the Dow Jones Electrics is based on the performance of 43 companies. The S&P Electrics is more heavily weighted toward companies engaged, to a significant extent, in the traditional state-regulated electric utility business. The Dow Jones Electrics, which includes all of the companies included in the S&P Electrics, also includes a number of companies that are exclusively or primarily engaged in the competitive energy business. FPL Group is primarily engaged in the traditional electric utility business, but is increasingly engaged in the competitive energy business as well. Therefore, both indexes have been selected for comparison purposes. FPL Group is included in all three indexes.

Total Return for the
Five Years Ended December 31, 2005

Common Stock Ownership of Certain Beneficial Owners and Management

        The following table indicates how much FPL Group common stock is beneficially owned by each person known by the Company to own 5% or more of the Company's common stock. Unless otherwise indicated, each person has sole voting and dispositive power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Fidelity Management Trust Company 82 Devonshire Street Boston, Massachusetts 02109	24,820,332(b	)	6.1%
Capital Research and Management Company 333 South Hope Street Los Angeles, California 90071	21,608,000(c	)	5.3%

(a)
As of September 25, 2006.

(b)
Shares held as Trustee under the Florida Power & Light Company Master Trust for the Retirement Savings Plans of FPL Group and its affiliates as of September 25, 2006, as reported by the Trustee. The Trustee disclaims beneficial ownership of such securities. Shares are voted by the Trustee in accordance with instructions of the participants to whose accounts such shares are allocated, and a proportionate number of shares which are held in the plans but not yet allocated to participants are voted in accordance with such instructions.

(c)
This information has been derived from Schedule 13G/A of Capital Research and Management Company ("Capital Research"), filed with the Securities and Exchange Commission on February 10, 2006. Capital Research, which reported sole voting power over 3,000,000 shares and sole dispositive power over 21,608,000 shares, is deemed to be the beneficial owner of these shares as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

        The following table shows the number of shares of FPL Group common stock beneficially owned as of September 25, 2006 by each of FPL Group's directors and each named executive officer listed in the Summary Compensation Table, as well as the number of shares beneficially owned by all of FPL Group's directors and executive officers as a group. Together these individuals beneficially own less than one percent (1%) of FPL Group common stock as of September 25, 2006. The table also includes information about stock options and phantom or deferred shares credited to the accounts of FPL Group's directors and executive officers under various compensation and benefit plans. The address of each executive officer and director of FPL Group is c/o FPL Group, Inc., 700 Universe Boulevard, Juno Beach, Florida 33408.

	Common Stock Beneficially Owned
Name	Shares Owned(1)		Shares Under Options Exercisable Within 60 Days	Total Shares Beneficially Owned(2)		Phantom/Deferred Shares(3)
H. Jesse Arnelle(4)	11,266			11,266		28,560
Sherry S. Barrat	12,200			12,200		18,408
Robert M. Beall, II	18,840	(5)		18,840	(5)	5,926
J. Hyatt Brown	32,500	(5)		32,500	(5)	8,190
James L. Camaren	13,100			13,100		4,886
Moray P. Dewhurst	125,787		486,666	612,453		49,979
J. Brian Ferguson	2,800			2,800
Lewis Hay, III	285,405		833,334	1,118,739		217,630
Armando J. Olivera	137,471		286,666	424,137		26,606
James L. Robo	70,053		336,666	406,719		51,217
Rudy E. Schupp	3,200			3,200
John A. Stall	74,299		143,334	217,633		25,293
Michael H. Thaman	6,200			6,200
Hansel E. Tookes, II	1,679	(5)		1,679	(5)	2,400
Paul R. Tregurtha	13,400			13,400		13,888
Frank G. Zarb(4)	11,800			11,800
All directors and executive officers as a group (22 persons)	1,004,753		2,316,600	3,321,353		482,685

(1)
Includes shares of restricted stock for Messrs. Dewhurst (34,664), Hay (159,834), Olivera (40,666), Robo (33,666) and Stall (38,666), as well as for Mrs. Barrat (10,200) and Messrs. Arnelle (7,400), Beall (11,800), Brown (11,800), Camaren (7,600), Ferguson (2,800), Schupp (2,800), Thaman (6,200), Tookes (400), Tregurtha (7,400) and Zarb (7,600) and a total of 456,260 shares of restricted stock for all directors and officers as a group. The holders of such shares of restricted stock have voting power, but not dispositive power.

(2)
Represents the total of shares listed under the columns "Shares Owned" and "Shares Under Options Exercisable Within 60 Days."

(3)
Includes phantom shares under a deferred compensation plan for Mr. Arnelle and under FPL Group's Supplemental Executive Retirement Plan, as amended, and phantom shares granted to certain directors in connection with the termination in 1996 of the FPL Group, Inc. Non-Employee Director Retirement Plan, all of which are payable in cash, as well as, for Mrs. Barrat (2,000), Mr. Dewhurst (21,602), Mr. Hay (203,655), Mr. Olivera (23,178), Mr. Stall (23,676), Mr. Arnelle (4,400), Mr. Tookes (2,400), and Mr. Tregurtha (4,400) and all directors and officers as a group (309,399), shares of common stock, the receipt of which has been deferred under FPL Group's Deferred Compensation Plan until, for executive officers, retirement, and for non-executive directors, termination of Board service, as to which they have neither voting nor dispositive power. Also includes, for Mr. Dewhurst (23,946) and Mr. Robo (47,893), shares held by the trustee of a grantor trust pursuant to a deferred stock grant made under FPL Group's Amended and Restated Long Term Incentive Plan, as to which such officers have neither voting nor dispositive power.

(4)
Mr. Arnelle and Mr. Zarb are retiring as directors of FPL Group immediately prior to the annual meeting.

(5)
Includes, for Mr. Beall, 40 shares owned by a son of Mr. Beall who is over 21 years of age, as to which Mr. Beall disclaims beneficial ownership; for Mr. Brown, 700 shares owned by children of Mr. Brown who are over 21 years of age, as to which Mr. Brown disclaims beneficial ownership; and for Mr. Tookes, 279 shares owned by Mr. Tookes' wife, as to which Mr. Tookes disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company's directors and executive officers are required to file initial reports of ownership and reports of changes of ownership of FPL Group common stock with the Securities and Exchange Commission. Based upon a review of these filings and written representations from the directors and executive officers, all required filings were timely made in 2005 except for a Form 4 by James L. Camaren with respect to the disposition of shares by a limited partnership in which he had a pecuniary interest, which was filed one day late.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Principles & Guidelines/Code of Ethics

        FPL Group has had formal corporate governance standards in place since 1994. The Company has reviewed internally and with the Board the provisions of Sarbanes-Oxley, the rules of the Securities and Exchange Commission and the current corporate governance listing standards of the New York Stock Exchange ("NYSE") regarding corporate governance policies and processes, and the Company is in compliance with those provisions, rules and listing standards. The Governance & Nominating Committee is responsible for reviewing the Corporate Governance Principles & Guidelines and reporting and making recommendations to the Board concerning corporate governance matters. FPL Group has adopted a Code of Ethics for Senior Executive and Financial Officers, which applies to FPL Group's principal executive and financial officers, principal accounting officer and persons performing similar functions, as well as a Code of Business Conduct & Ethics applicable to all representatives of FPL Group, including directors, officers and employees. A copy of the Company's Corporate Governance Principles & Guidelines, as well as copies of the Company's Code of Ethics for Senior Executive and Financial Officers and Code of Business Conduct & Ethics, are available in the "Governance" section of the Company's website at www.fplgroup.com/governance/contents/fplgroup_governance.shtml. You can also write to us for printed copies of these documents, without charge, at FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, Attention: Investor Relations.

Director Independence

        The Board of Directors has conducted a review regarding the independence of each of its members from management of the Company under the criteria legislated by Sarbanes-Oxley, the corporate governance independence standards in Section 303A of the New York Stock Exchange Listed Company Manual (the "NYSE standards") and the Company's Corporate Governance Principles & Guidelines. The NYSE standards and the Company's Corporate Governance Principles & Guidelines require that FPL Group have a majority of independent directors, require that the Board of Directors make a determination as to independence, and set out certain independence criteria. The NYSE standards and the Company's Corporate Governance Principles & Guidelines also require that each of the Compensation Committee, Governance & Nominating Committee and Audit Committee consist entirely of independent directors. The NYSE standards and Rule 10A-3 of the Securities Exchange Act of 1934 (the "Exchange Act") include additional independence requirements for Audit Committee members.

        As part of its independence assessment, the Board considered whether any non-employee director or member of his or her immediate family has a material relationship with the Company that would impair the director's independence. To assist it in making this determination, the Governance & Nominating Committee and the Board have adopted categorical standards of independence that are included in the Company's Corporate Governance Principles & Guidelines. Under those categorical standards, except in special circumstances, as determined by a majority of the independent members of the Board, a director will be considered independent if the Company or any of its consolidated subsidiaries has made or received payments for property or services to or from any entity of which either (1) the director is an officer or employee or in which the director is a partner or has an ownership interest of 10% or more of the outstanding voting securities or other voting interests or (2) the director's immediate family member is an executive officer, if such payments in the last fiscal year were less than the greater of $1 million or 2% of such other entity's consolidated gross revenues for its last fiscal year and such property or services were provided or received in the ordinary course of business of each of the parties. In addition, except in special circumstances, as determined by a majority of the independent members of the Board, a director will be considered independent if the Company or any of its consolidated subsidiaries has a borrowing relationship with a bank or other financial institution of which the director is an officer, employee or director, or the director's immediate family member is an executive officer, if the total amount of indebtedness does not exceed 1% of the total assets of the financial institution for the last fiscal year.

        For purposes of the foregoing discussion, an "immediate family member" is defined as a spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares the director's home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

        Based on its review and the categorical standards, in February 2006 the Board determined that Sherry S. Barrat, Robert M. Beall, II, J. Hyatt Brown, James L. Camaren, J. Brian Ferguson, Rudy E. Schupp, Michael H. Thaman, Hansel E. Tookes, II and Paul R. Tregurtha, as well as retiring directors H. Jesse Arnelle and Frank G. Zarb, being all of the non-employee directors, are independent under Sarbanes-Oxley, the NYSE standards and the Company's Corporate Governance Principles & Guidelines.

Director Meetings and Attendance

        The Board of Directors met eight times in 2005, including six regular meetings and two special meetings. Each director attended at least 75% of the total number of Board meetings and meetings of the committees on which he or she served. Absent circumstances that cause a director to be unable to attend the Board meeting held in conjunction with the annual shareholders' meeting, Board members are required to attend the annual shareholders' meeting. All of the eleven directors then in office attended the 2005 annual meeting of shareholders. The Board and its committees meet on a regular schedule and also hold special meetings from time to time as deemed necessary and appropriate.

Executive Sessions of Non-Management Directors

        Executive sessions of non-management directors are provided for in the agenda for each regularly-scheduled Board meeting. The sessions are scheduled and chaired by a Presiding Director, who is currently Robert M. Beall, II, the Chair of the Audit Committee. At the 2006 annual meeting the Presiding Director position will rotate to Sherry S. Barrat, the Chair of the Compensation Committee, and thereafter will rotate annually among the non-management Chairs of the standing committees of the Board, in alphabetical committee order; provided that no member of the Board will serve two consecutive years as Presiding Director.

Committees

        The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Governance & Nominating Committee and the Finance & Investment Committee. The membership during 2005 and function of these committees are described below. Each of the committees operates under a charter approved by the Board. The charter of each of the Audit Committee, the Compensation Committee, and the Governance & Nominating Committee complies with the NYSE corporate governance requirements. There are no NYSE requirements for the Finance & Investment Committee. Each of the committees is permitted by its charter to act through subcommittees, and references in this proxy statement to any of those committees includes any such subcommittees. The charters of the committees are available on the Company's website in the "Governance" section at www.fplgroup.com, and printed copies are available without charge by writing to us at FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, Attention: Investor Relations.

Audit Committee

        FPL Group has an Audit Committee established in accordance with applicable provisions of the Exchange Act and the NYSE corporate governance listing standards. FPL Group's Audit Committee is currently comprised of Messrs. Beall (Chair), Brown, Schupp, Thaman and Zarb. Messrs. Schupp and Thaman became members of the committee in May 2005, and during 2005 Mrs. Barrat served on the committee, as did Frederic V. Malek, until his retirement from the Board in May 2005. The Audit

Committee met nine times in 2005, including meeting regularly with Deloitte & Touche, LLP, the Company's independent registered public accounting firm, and the internal auditors, both privately and in the presence of management. The Audit Committee has the authority to appoint or replace the Company's independent registered public accounting firm and approves all permitted services to be performed by the independent registered public accounting firm. The Audit Committee assists the Board in monitoring the integrity of the financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of the Company's internal audit function and independent registered public accounting firm, the system of disclosure controls and internal controls, and the independence and performance of the internal audit department and the independent registered public accounting firm. The Audit Committee is responsible for establishing procedures for (i) the receipt, retention and treatment of complaints, questions and other information received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. A more detailed description and discussion of the Audit Committee's duties and responsibilities is contained in the Audit Committee Charter, a copy of which is attached as Appendix A to this proxy statement. A copy of the Charter is also available on the Corporate Governance section of our website at www.fplgroup.com/governance/contents/audit_committee.shtml. A printed copy is also available to shareholders free of charge upon written request to us at FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, Attention: Investor Relations.

        The Board has determined that each member of the Audit Committee is independent under the criteria established by Sarbanes-Oxley, the NYSE listing standards, Rule 10A-3 of the Exchange Act and the Company's Corporate Governance Principles & Guidelines. In addition, the Board has determined that each member of the Audit Committee satisfies the "financial literacy" standard of the NYSE.

        The report of the Audit Committee is included herein beginning at page 22.

Compensation Committee

        The Compensation Committee is currently comprised of Mrs. Barrat (Chair) and Messrs. Camaren, Ferguson, Thaman and Tregurtha. Messrs. Thaman and Ferguson became members of the committee in May and July 2005, respectively, and Messrs. Brown (who also served as Chair) and Zarb were members of the committee for a portion of the year. The Compensation Committee met three times in 2005. The Board has determined that each member of the committee is independent under the NYSE standards and the Company's Corporate Governance Principles & Guidelines. The committee's functions include reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other senior officers, evaluating the performance of the CEO in light of those goals and objectives, approving the compensation of the CEO and other senior officers, approving any employment agreements, special supplemental benefits and severance arrangements for the CEO and other senior officers, and making recommendations to the Board with respect to the compensation of certain other officers and the directors. Additional functions include preparing an annual report on executive compensation for inclusion in the Company's proxy statement, making recommendations to the Board with respect to incentive compensation plans and other equity-based plans, administration of the Company's annual and long term incentive plans, and retaining, and approving the terms of retaining, any outside compensation consultants engaged by the Committee to assist in the evaluation of director, CEO and other senior officer compensation. A more detailed description and discussion of the Compensation Committee's duties and responsibilities is contained in the Compensation Committee Charter, a copy of which is available on the Corporate Governance section of our website at www.fplgroup.com/governance/contents/compensation_committee.shtml. A printed copy is also available to shareholders free of charge upon written request to us at FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, Attention: Investor Relations.

        The report of the Compensation Committee is included herein beginning at page 23.

Governance & Nominating Committee

        The Governance & Nominating Committee is currently comprised of Mrs. Barrat and Messrs. Arnelle, Beall, Brown, Camaren and Tregurtha (Chair). Mr. Brown became a member of the committee in May 2005. The Governance & Nominating Committee met seven times in 2005. The Board has determined that each member of the committee is independent under the NYSE standards and FPL Group's Corporate Governance Principles & Guidelines. The committee is responsible for reviewing the size and composition of the Board, identifying and evaluating potential nominees for election to the Board, consistent with criteria developed by the committee and approved by the Board, and recommending candidates for all directorships to be filled by the shareholders or the Board. The committee will consider potential nominees recommended by any shareholder entitled to vote in elections of directors, as discussed below under "Consideration of Director Nominees." The committee is also responsible for developing and recommending to the Board the Company's Corporate Governance Principles & Guidelines, and for monitoring and overseeing those principles and guidelines and the Company's Code of Business Conduct & Ethics and Code of Ethics for Senior Executive and Financial Officers, and recommending any proposed changes to the Board, conducting an annual self-evaluation, and overseeing the evaluation of the Board, the Audit, Compensation and Finance & Investment Committees and management. The committee is also responsible for retaining, and approving the terms of retaining, any search firm engaged to identify director candidates.

        A more detailed description and discussion of the Governance & Nominating Committee's duties and responsibilities is contained in the Governance & Nominating Committee Charter, a copy of which is available on the Corporate Governance section of our website at www.fplgroup.com/governance/contents/governance_committee.shtml. A printed copy is also available to shareholders free of charge upon written request to us at FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, Attention: Investor Relations.

Finance & Investment Committee

        The Finance & Investment Committee is currently comprised of Messrs. Arnelle, Camaren, Thaman, Tookes, Tregurtha and Zarb (Chair). Mr. Tookes became a member of the Committee in May 2005, and Mr. Malek was a member and the Chair of the Committee until his retirement from the Board, also in May 2005. The Finance & Investment Committee met four times in 2005. The Committee's functions include reviewing and monitoring the Company's financing plans, reviewing and making recommendations to the Board regarding the Company's dividend policy, reviewing the Company's energy trading, marketing and risk management activities and exposure, and reviewing the performance of the Company's pension funds.

        A more detailed description and discussion of the Finance & Investment Committee's duties and responsibilities is contained in the Finance & Investment Committee Charter, a copy of which is available on the Corporate Governance section of our website at www.fplgroup.com/governance/contents/finance_committee.shtml. A printed copy is also available to shareholders free of charge upon written request to us at FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420, Attention: Investor Relations.

Consideration of Director Nominees

Shareholder Nominees

        The policy of the Governance & Nominating Committee is to consider properly submitted shareholder nominations of candidates for membership on the Board. See "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Governance & Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under "Director Qualifications." Any shareholder nominations proposed for consideration by the Governance & Nominating Committee should include the nominee's name and qualifications for board membership and should be addressed to: Corporate Secretary, FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420.

        There are separate requirements under regulations of the SEC and under our bylaws relating to shareholder nominations of persons for election to the Board at a meeting of shareholders. A shareholder who nominates a director candidate must be a shareholder of record on the date he or she gives the nomination notice to FPL Group. The advance notice procedure in our Bylaws requires that a shareholder's notice must be given timely and in proper written form to the Corporate Secretary. For nominations at annual meetings to be timely, notice must be delivered in person or by facsimile, or sent by U.S. certified mail and received, at FPL Group's principal executive offices not earlier than 120 days and not later than 90 days prior to the anniversary date of the immediately preceding annual meeting. If the date of the annual meeting is more than 30 days earlier, or 60 days later, than such anniversary date, similar timeliness requirements, based on the date of the meeting, apply. Similar requirements apply in order for shareholder nominations at special meetings to be timely. To be in proper written form, the notice must include, among other things, information on the nominating shareholder and information regarding the nominee required by the proxy rules of the SEC and the rules of the NYSE. The notice must also be accompanied by a written consent of the proposed nominee consenting to being named as a nominee and to serving as a director if elected. See also "Shareholder Proposals."

Director Qualifications

        Our Corporate Governance Principles & Guidelines contain board membership criteria that are considered by the Governance & Nominating Committee in recommending non-employee nominees for a position on the Board. Under these criteria, members of the Board should have demonstrated character and integrity; an inquiring mind; experience at a strategy and/or policy setting level, or high-level managerial experience in a relatively complex business, government or other organization, or have other similar and relevant experience in dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the Company's affairs; and an ability to represent the balanced interests of our shareholders as a whole, rather than special constituencies. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties, and no Company director may serve simultaneously as a director of more than six public companies. Additional criteria include whether an individual assists in achieving a mix of directors that represents a diversity of background and experience, including age, gender, race and specialized experience; whether an individual is nearing or has reached retirement age; the individual's independence as described in applicable listing standards, legislation and regulations; whether the individual would be considered an "audit committee financial expert" or "financially literate" as described in applicable listing standards, legislation, regulations or Audit Committee guidelines; the extent of the individual's business experience, technical expertise, or specialized skills or experience; and whether the individual, by virtue of particular experience relevant to FPL Group's current or future business, will add specific value as a Board member. No person will be considered for Board membership who is an employee or director of a business in significant competition with the Company or of a major or potentially major customer, supplier, contractor, counselor or consultant of the Company, or an executive officer of a business where a Company employee-director serves on such other business' board. No person who shall have attained the age of 72 years by the date of election shall be eligible for election as a director.

Identifying and Evaluating Nominees for Directors

        The Governance & Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The committee periodically assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the committee considers various potential candidates for director if deemed appropriate. Candidates may come to the attention of the committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the committee, and may be considered at any point during the year. As described above, the committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the committee. The committee also reviews materials provided by professional search firms or other parties. In evaluating such nominations, the committee seeks to achieve a balance of knowledge, experience and capability on the Board. See also "Shareholder Nominees," above, and "Shareholder Proposals."

        J. Brian Ferguson, who was appointed to the Board in July 2005, is a nominee for election to the Board this year who has not previously been elected by the shareholders. A third-party search firm, which was retained to help identify and evaluate possible candidates, identified Mr. Ferguson as a possible candidate. The Governance & Nominating Committee reviewed a number of candidates submitted for consideration utilizing the criteria discussed under "Director Qualifications." Several members of the Committee interviewed Mr. Ferguson, and Mr. Arnelle described to the other Governance & Nominating Committee members his experience with Mr. Ferguson during Mr. Arnelle's service on the board of directors of Eastman Chemical Company, of which Mr. Ferguson is Chairman and CEO. Following its evaluation, the Governance & Nominating Committee recommended Mr. Ferguson for election to the Board.

Communications with the Board

        Individuals may communicate with the Board by writing to them c/o FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420. Communications that are intended specifically for non-management directors or the Presiding Director should be sent to the address above to the attention of the Presiding Director. Employees and others who wish to contact the Board or any member of the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters may do so anonymously using the above address.

Director Compensation

Non-Employee Director Compensation Table For 2005

Name	Cash Retainer	Equity Compensation(1)	Per Meeting Fees	Committee Chair Fees	Value of Benefits & Perquisites(2)
H. Jesse Arnelle	$32,000	$79,640	$20,800		$3,830
Sherry S. Barrat	32,000	79,640	31,200	$3,063	2,481
Robert M. Beall, II	32,000	79,640	31,200	10,000	263
J. Hyatt Brown	32,000	79,640	28,600	2,500	263
James L. Camaren	32,000	79,640	28,600		263
J. Brian Ferguson	13,565	17,248	7,800		350
Frederic V. Malek(3)	16,000	79,640	11,700	2,500	263
Rudy E. Schupp	24,967	17,248	13,000		639
Michael H. Thaman	32,000	79,640	27,300		263
Hansel E. Tookes, II	24,967	17,248	10,400		833
Paul R. Tregurtha	32,000	79,640	32,500	5,000	263
Frank G. Zarb	32,000	79,640	29,900	3,063	263

(1)
Represents, for all directors other than Messrs. Ferguson, Schupp and Tookes, 2,000 shares valued at $39.82 per share, the closing price of FPL Group common stock on the date of grant, as adjusted for the March 15, 2005 stock split, and for Messrs. Ferguson, Schupp and Tookes, 400 shares valued at $43.12 per share, the closing price of FPL Group common stock on the date of grant. Shares generally may not be transferred until such time as the director ceases to be a member of the Board.

(2)
The amount listed includes the incremental cost to the Company for certain directors' spouses' attendance at the Board's offsite meeting and strategic planning retreat, plus, for all directors, the premiums paid by the Company for travel and accident insurance covering non-employee directors for travel on company business.

(3)
Mr. Malek retired as a director at the 2005 Annual Meeting on May 20, 2005.

        Pursuant to the Company's Corporate Governance Principles & Guidelines, to more closely align the interests of directors and shareholders, directors are encouraged to own a significant equity interest in the Company within a reasonable time after initial election to the Board. An investment of three times the annual cash retainer within three years is the guideline amount. All independent directors currently meet these stock ownership guidelines. See "Common Stock Ownership of Certain Beneficial Owners and Management."

        FPL Group directors who are salaried employees of FPL Group or any of its subsidiaries do not receive any additional compensation for serving as a director or committee member. Effective January 1, 2006, non-employee directors of FPL Group receive an annual retainer of $32,000 plus a number of shares of FPL Group common stock determined by dividing $100,000 by the closing price of the FPL Group common stock on the grant date, rounded up to the nearest ten shares. The grant date for the annual retainers paid for 2006 was February 16, 2006, at which time the non-employee directors of FPL Group were each granted 2,400 shares of FPL Group common stock. These shares are generally not transferable until the director ceases to be a member of the board of directors. Non-employee FPL Group committee chairpersons receive an additional annual retainer of $10,000 for the Audit Committee and $5,000 for the other committees. A fee of $1,500 is paid to non-employee directors for each Board or committee meeting attended. Newly-elected non-employee directors are awarded 400 shares of FPL Group common stock when they join the Board. These shares are not transferable until the director ceases to be a member of the Board and are subject to forfeiture if the director ceases to be a director within five years of his initial election to the Board for any reason other than death, disability or attainment of the Board's mandatory retirement age. Directors may defer all or a portion of their cash and equity compensation in the Company's Deferred Compensation Plan and may participate in the Company's matching gift program, which matches gifts to educational institutions to a maximum of $10,000 per donor. Travel expenses to attend Board or committee meetings or while on Board business are reimbursed.

        Effective November 1, 1996, FPL Group's Non-Employee Director Retirement Plan was terminated. Retirement benefits of non-employee directors in office in 1996 and not retiring at or prior to the 1997 annual shareholders' meeting were converted to share units of FPL Group common stock. The number of share units was fixed on the conversion date, and each participating director is credited quarterly with an amount equal to the dividends that would have been paid on such number of share units, plus interest thereon. Each participating director will be entitled to payment of the then current value of these share units, plus cash dividends and interest, upon ending service as a Board member. Messrs. Arnelle, Beall and Brown participate in this program. Upon his retirement from the Board in May 2005, Frederic V. Malek received a life and 120 months certain annuity valued at approximately $465,000 under this program. Mr. Arnelle, whose benefits under this program will be determined upon his retirement from the Board as of the date of the annual meeting, would have been entitled to receive approximately $598,770 under the program, based on an assumed retirement date of September 29, 2006 and the $45.00 closing share price of FPL Group common stock on such date.

Audit Committee Report

        The Audit Committee submits the following report for 2005:

        The Audit Committee of the board of directors consists of five independent directors. The responsibilities of the Committee are set forth in its written Charter, which has been adopted by the board of directors. A copy of that Charter, which was amended in July 2005, is included as Appendix A to this proxy statement.

        In accordance with the Charter, the Committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of FPL Group. During 2005, the Committee met nine times, including four meetings where the Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief accounting officer and independent auditors prior to public release.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and FPL Group that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of FPL Group's internal controls and the internal audit function's organization, responsibilities, resources and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

        The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

        The Committee reviewed and discussed the audited financial statements of FPL Group for the year ended December 31, 2005, with management and the independent auditors. Management has the responsibility for the preparation of FPL Group's financial statements, and the independent auditors have the responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the FPL Group board of directors that FPL Group's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

        In addition, and in accordance with the Charter, the Committee reviewed and discussed with management and the independent auditors management's internal control report, management's assessment of the internal control structure and procedures of FPL Group for financial reporting, and the independent auditor's attestation of management's assessment, all as required to be included in FPL Group's Annual Report on Form 10-K for the year ended December 31, 2005.

        As specified in the Charter, it is not the duty of this Committee to plan or conduct audits or to determine that FPL Group's financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of FPL Group's management and independent auditors. In discharging our duties as a Committee, we have relied on (i) management's representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the independent auditors with respect to such financial statements.

        Respectfully submitted,

                  Robert M. Beall, II, Chairman
                  J. Hyatt Brown
                  Rudy E. Schupp
                  Michael H. Thaman
                  Frank G. Zarb

Compensation Committee Report

        The Compensation Committee submits the following report for 2005:

Overview and Philosophy

        FPL Group's executive compensation program is designed to align compensation with FPL Group's business strategy, its goals and values, and the return to its shareholders. The program is also designed to provide a competitive compensation package, both in terms of its components and overall, that will attract, motivate, and retain key executives critical to the long-term success of FPL Group. The Committee uses three primary compensation elements to achieve these goals: base salary, annual incentive compensation and long-term incentive compensation, each of which is discussed in detail below. Generally, compensation is weighted towards performance-based incentive compensation, and the more senior the position, the greater the portion of compensation that is based on performance.

        The Committee determines an executive's competitive total level of compensation based on information drawn from a variety of sources, including utility and general industry surveys, proxy statements, and independent compensation consultants. FPL Group's 2005 "comparator group" consists of thirteen electric utilities (nine of which are included in the Dow Jones Utilities Index and seven of which are included in the Standard & Poor's 500 Electric Utilities Index) and twenty-one general industry companies. Electric utility industry trends (i.e., deregulation and increasing competition) and the need to recruit from outside the industry are the principal reasons for including companies other than electric utilities in the comparator group. Compensation during 2005 for Lewis Hay, III also was required to comply with the terms of his Employment Agreement dated February 25, 2005, as amended, which is described under "Employment Agreement with CEO," below. The Committee has reviewed the components of the CEO's and each named executive officers' compensation, including base salary, annual incentive compensation, long-term incentive compensation grants and payouts, costs of perquisites and other personal benefits, and annual accruals under FPL Group's supplemental executive retirement plan. Tally sheets setting forth all of the above components of pay were prepared by a third-party executive compensation expert and reviewed by the Committee.

Compensation Elements

        1.     Base Salary

        Base salaries are set by the Committee and are designed to be competitive with the comparator group companies described above. Generally, the Committee targets salary levels between the second and third quartiles of the comparator group, adjusted to reflect the individual's job experience and responsibilities. Increases in base salaries are based on the comparator group's practices, FPL Group's performance, and the individual's performance. The corporate performance measures used in determining adjustments to executive officers' base salaries are the same performance measures used to determine annual incentive compensation, as discussed below in regard to the chief executive officer's compensation. Base salaries are reviewed for adjustment annually.

        2.     Annual Incentive Awards

        Annual incentive compensation is based on the attainment of net income goals for FPL Group, which are established by the Committee at the beginning of the year, and as reported in the annual audited financial statements of FPL Group, as determined in accordance with generally accepted accounting principles, adjusted to exclude the impact on net income of any changes in accounting principles, any changes in the mark-to-market value of non-qualifying hedges, extraordinary items, non-recurring charges or gains, discontinued operations, regulatory and/or legislative changes, labor union disruptions and acts of God such as hurricanes ("adjusted net income"). The amounts earned on the basis of this performance measure are subject to reduction based on the degree of achievement of other corporate performance measures (and in the case of Florida Power & Light, business unit performance measures), and at the discretion of the Committee. These other corporate performance measures, which for 2005 consisted of the financial, operating and growth indicators discussed below in regard to the chief executive officer's compensation, and business unit performance measures were also established by the Committee at the beginning of the year. For 2005, the adjusted net income goal was met, and the average level of achievement of the other performance measures exceeded the targets. However, the amounts paid out for 2005 were less than the amounts that could have been paid based on maximum achievement of all targets.

        3.     Long-Term Incentive Awards

        Since 2002, long-term incentive compensation has been comprised of performance share awards, restricted stock awards and stock option awards. Performance share awards are based primarily on the average level of achievement under the annual incentive plans over a specified period, which since 2003 has been three years. Targeted awards for performance share awards, in the form of shares granted under FPL Group's Amended and Restated Long Term Incentive Plan, are made at the beginning of the period. Since one of the goals of the performance share program is to link directly the financial interests of the FPL Group shareholders and senior management, performance share award payouts (except for cash for the payment of income taxes) are made in shares of FPL Group common stock which the recipient is expected to retain in accordance with FPL Group's policies on stock ownership and retention discussed below. Long-term incentive compensation also includes stock options and restricted stock in amounts intended to ensure that FPL Group's total executive compensation program is competitive, in terms of both composition and amount, with the compensation programs of other companies with which FPL Group competes for executive talent. Restricted stock awards for the CEO and other officers named in FPL Group's Summary Compensation Table include a performance-based component, as vesting requires achievement of adjusted net income targets established by the Committee. Beginning in 2004, for most officers, FPL Group reduced the use of stock options and increased the use of restricted stock awards as elements of executive incentive compensation.

Stock Ownership and Retention Policies

        FPL Group's policy on stock ownership, adopted by the Governance & Nominating Committee in May 2002, requires officers of FPL Group and its subsidiaries to have an ownership stake in FPL Group to more closely align the interests of officers and shareholders. To maintain this alignment of interests, the Compensation Committee adopted a share retention policy in March 2003, and revised that policy in December 2004, for all officers of FPL Group and its subsidiaries.

        Under the stock ownership policy, officers are expected, ordinarily within three years after election to office, to own FPL Group common stock with a value of a multiple of their base salary (as adjusted from time to time) as follows:

Chief Executive Officer	three times base salary
Senior Executive Officers	two times base salary
Other Officers	one times base salary

        Shares of FPL Group common stock or share units held in FPL Group's employee benefit plans and deferred compensation plan are credited toward meeting these guidelines. Under a separate share retention policy, FPL Group expects all senior officers (as designated by the chief executive officer and including the chief executive officer) to maintain a minimum retention ratio (number of shares and share units owned divided by the sum of shares acquired after March 24, 2003 through long-term incentive plan awards plus all other shares, net of taxes) of at least two-thirds until termination of employment, retirement or age 60. Other officers are expected to maintain a minimum retention ratio of at least one-third. The minimum retention guidelines may be modified or reduced to address the special needs of a particular officer.

Compensation of the Chief Executive Officer

        The Committee annually approves the compensation of Mr. Hay, FPL Group's chief executive officer, based on their assessment of his leadership performance and effectiveness, including attainment of short-term and long-term financial and strategic objectives and other significant accomplishments. The Committee's decisions concerning 2005 total compensation (and specific elements of compensation) paid to Mr. Hay were also made after consultation with an executive compensation expert.

        For 2005, Mr. Hay was paid $1,000,000 in base salary, $1,740,000 in annual incentive compensation, and $7,060,823 in long-term incentive compensation (consisting of 169,081 shares of FPL Group common stock for the payout of performance share awards, which he elected to defer). In addition, Mr. Hay was awarded options in 2005 for 100,000 shares of FPL Group common stock and 60,000 shares of restricted FPL Group common stock, all of which vest one-third each year for three years (subject, in the case of the restricted stock, to the attainment of net income targets established by the Committee, as discussed above). The base salary reflects the Committee's assessment of Mr. Hay's overall performance and an analysis of the salaries of the chief executive officers in the comparator group.

        Mr. Hay's annual incentive compensation for 2005 was based on the achievement of FPL Group's adjusted net income goals, and the following performance measures for Florida Power & Light (weighted 75%) and FPL Energy, LLC (weighted 25%). For Florida Power & Light, the incentive performance measures were financial indicators (weighted 40%) and operating indicators (weighted 60%). The financial indicators were operations and maintenance costs, capital expenditure levels, adjusted net income, and regulatory return on equity. The operating indicators were service reliability as measured by the frequency and duration of service interruptions and service unavailability; system reliability as measured by availability factors for the fossil power plants and an industry index for the nuclear power plants; employee safety; number of significant environmental violations; customer satisfaction survey results; and a milestone indicator related to certain significant Florida Power & Light regulatory matters. For FPL Energy, the incentive performance measures were a financial indicator (weighted 45%), operating indicators (weighted 30%) and growth indicators (weighted 25%). The financial indicator was FPL Energy adjusted net income. The operating indicators were employee safety; number of significant environmental violations; project-level and corporate budget targets; equivalent forced outage rate; and level of hedged margin. The growth indicators included targets for power generation asset development, asset optimization and power marketing.

        Mr. Hay's long-term compensation for 2005 consisted of payouts under a four-year performance share award granted in 2002 and a three-year performance share award granted in 2003. The performance share award payout was based on an average level of achievement of better than 100% of target with respect to the annual incentive plan for the years ended December 31, 2002, December 31, 2003, December 31, 2004, and December 31, 2005. As in 2005, the performance measures for 2002, 2003 and 2004 were based on predefined financial, operational, and strategic objectives.

        In February 2005, FPL Group entered into an employment agreement with Mr. Hay, which was amended December 15, 2005; this agreement and amendment are described under "Employment Agreement with CEO" herein. In connection with its review and approval of the agreement and of the amendment, the Committee consulted with its outside legal counsel and with an outside compensation consultant.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation exceeding $1 million paid to the chief executive officer or any of the four other highest-paid executive officers unless certain specified criteria are satisfied. Interpretations of and changes in tax laws and regulations, as well as other factors beyond the Committee's control, can affect deductibility of compensation. For these and other reasons, it may not be possible to keep a given person's compensation under the Section 162(m) limit or to qualify all compensation for deductibility in a particular year. Although maintaining the deductibility of compensation remains an important goal of the Committee, the Committee has approved elements of compensation for certain officers, including Mr. Hay, that are not fully deductible, and reserves the right to do so in the future in appropriate circumstances. The Committee will continue to monitor developments, assess alternatives for preserving, and take actions to preserve, the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with what the Committee considers to be a sound compensation program, which is competitive and enables us to attract and retain a highly-capable and dedicated management team in furtherance of the best interests of FPL Group and its shareholders.

Respectfully submitted,

                      Sherry S. Barrat, Chairman
                      James L. Camaren
                      J. Brian Ferguson
                      Michael H. Thaman
                      Paul R. Tregurtha

Executive Compensation

        The following table sets forth compensation paid during the past three years to FPL Group's chief executive officer and the other four most highly-compensated persons who served as executive officers of FPL Group or its principal subsidiaries, Florida Power & Light Company ("FPL") and FPL Energy, LLC, at December 31, 2005.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(a)	Restricted Stock Award(s)(b)	Securities Underlying Options(#)	LTIP Payouts(c)	All Other Compensation(d)
Lewis Hay, III	2005	$1,000,000	$1,740,000	$331,773	$2,217,000	100,000	$7,060,823	$165,298
Chairman, President and CEO of	2004	1,000,000	1,520,000	154,367	1,249,710	150,000	2,199,896	139,837
FPL Group and Chairman and	2003	1,000,000	1,271,000	17,493	3,501,600	150,000	549,872	113,256
CEO of FPL
James L. Robo	2005	510,390	682,391	52,293	739,000	60,000	1,637,744	64,042
President of FPL Energy, LLC	2004	477,000	544,257	57,567	324,600	100,000	300,402	54,754
and Vice President, Corporate	2003	450,000	518,000	14,080	275,600	100,000	—	41,425
Development and Strategy of FPL Group
Armando J. Olivera(e)	2005	510,390	639,482	51,422	739,000	60,000	1,122,676	65,297
President of FPL	2004	477,000	504,189	75,386	519,360	100,000	448,771	46,442
	2003	387,171	316,800	22,697	914,960	50,000	246,696	66,233
Moray P. Dewhurst	2005	519,400	532,904	36,397	739,000	60,000	1,956,581	55,112
Vice President, Finance and	2004	519,400	476,809	55,316	324,600	100,000	1,079,281	52,565
Chief Financial Officer of FPL	2003	490,000	452,800	17,839	275,600	100,000	353,684	48,293
Group and Senior Vice President, Finance and Chief Financial Officer of FPL
John A. Stall	2005	469,755	397,413	75,831	517,300	30,000	1,196,090	32,908
Senior Vice President	2004	427,050	361,284	67,924	389,520	50,000	526,819	29,249
Nuclear Division of FPL	2003	390,000	273,000	14,972	275,600	50,000	159,054	20,425

(a)
This column includes, for 2005 and 2004, the aggregate incremental cost to FPL Group of providing personal benefits to the named executive officers, earnings on long-term incentive plan compensation paid or payable during that year but deferred at the election of the individual, and amounts reimbursed for the payment of taxes. The personal benefits reported for 2005 in this column that represent at least 25% of the total dollar value of an individual's personal benefits in 2005 are as follows: costs to FPL Group for use of a leased automobile for Mr. Robo $16,837, Mr. Olivera $15,267, Mr. Dewhurst $18,928, and Mr. Stall $21,470; the cost of premiums for personal and dependent medical insurance coverage for Mr. Stall $17,856; the cost of financial and legal planning reimbursement for Mr. Robo $10,000 and Mr. Olivera $10,000; the cost of club membership dues and fees for Mr. Hay $59,535; and payment of legal bills of $56,363 on behalf of Mr. Hay in conjunction with the negotiation of his employment agreement. The personal benefits reported for 2004 in this column that represent at least 25% of the total dollar value of an individual's personal benefits in 2004 are as follows: costs to FPL Group for use of a leased automobile for Mr. Robo $16,220, Mr. Olivera $18,693, Mr. Dewhurst $20,385 and Mr. Stall $18,684; the cost of premiums for personal and dependent medical insurance coverage for Mr. Hay $30,540 and for Mr. Stall $16,688, and the cost of financial and legal planning reimbursement for Mr. Robo $10,000 and Mr. Olivera $10,000. This column also includes, for 2005 and 2004, respectively, amounts reimbursed for the payment of taxes on personal benefits as follows: Mr. Hay $87,112 and $18,913, Mr. Robo $13,607 and $12,490, Mr. Olivera $13,875 and $21,199, Mr. Dewhurst $9,580 and $9,043, and Mr. Stall $12,926 and $13,016. The incremental cost to FPL Group of providing personal benefits to the named executive officers in 2003 did not exceed $50,000 for any individual and therefore, consistent with SEC rules, is excluded from the table; the amounts included in this column for 2003 are amounts reimbursed for the payment of taxes on personal benefits and earnings on long-term incentive plan compensation payable during the particular year but deferred at the election of the individual.

(b)
Dollar values in this column are based on the closing price of FPL Group common stock on the date of grant of the restricted common stock. At December 30, 2005 (the last business day of 2005), based on the closing price of FPL Group common stock on that date of $41.56, Mr. Hay held 153,166 shares of restricted common stock with a value of $6,365,579, of which 60,000 shares were granted in 2005, 25,666 shares were granted in 2004, and 67,500 shares were granted in 2003 and vest as to 60,332 shares in 2006, 52,834 shares in 2007, and 40,000 shares in 2008; Mr. Robo held 30,000 shares of restricted common stock with a value of $1,246,800, of which 20,000 shares were granted in 2005, 6,666 shares were granted in 2004 and 3,334 shares were granted in 2003 and vest as to 13,334 shares in 2006, 10,000 shares in 2007 and 6,666 shares in 2008; Mr. Olivera held 41,000 shares of restricted common stock with a value of $1,703,960, of which 20,000 were granted in 2005, 10,666 shares were granted in 2004 and 10,334 shares were granted in 2003 and vest as to 22,334 shares in 2006, 12,000 shares in 2007 and 6,666 shares in 2008; Mr. Dewhurst held 30,000 shares of restricted common stock with a value of $1,246,800, of which 20,000 shares were granted in 2005, 6,666 shares were granted in 2004 and 3,334 shares were granted in 2003 and vest as to 13,336 shares in 2006, 9,998 shares in 2007 and 6,666 shares in 2008; Mr. Stall held 38,668 shares of restricted common stock with a value of $1,607,042, of which 14,000 shares were granted in 2005, 8,000 shares were granted in 2004, 3,334 shares were granted in each of 2003 and 2002 and 10,000 shares were granted in 1996 and vest as to 15,336 shares in 2006, 8,666 shares in 2007, 4,666 shares in 2008 and 10,000 shares in 2011. Dividends at normal rates are paid on normal dividend payment dates to the holders of restricted common stock.

(c)
For 2003, 2004 and 2005, payouts of vested performance share awards were made in a combination of cash (for required income tax withholding) and shares of FPL Group common stock, valued at the closing price of the FPL Group common stock on the date such payouts were approved by the Compensation Committee. During 2005, two performance share awards, one made in 2002 covering a four-year performance period, and one made in 2003 covering a three-year performance period, vested and were paid. Although generally only one long-term performance period ends each year, in 2003 the Compensation Committee determined that a three-year performance period was more appropriate, which resulted in this one-time overlap. Mr. Hay deferred his 2003, 2004 and 2005 performance share award payouts, Mr. Dewhurst deferred his 2003 performance share award payout, and Mr. Stall deferred his 2003 and 2004 performance share award payouts under FPL Group's Deferred Compensation Plan. For 2004, payouts of vested shareholder value awards were made in cash, based on the closing price of FPL Group common stock on the date payouts were approved.

(d)
Represents employer matching contributions to thrift plans, supplemental matching contributions under the supplemental executive retirement plan, as amended (SERP), and employer contributions for life insurance. For 2005, employer matching contributions to thrift plans equaled $9,975 for each of the named officers, and supplemental matching contributions under the SERP were credited as follows: Mr. Hay $133,034, Mr. Robo $46,132, Mr. Olivera $44,303, Mr. Dewhurst $44,843, and Mr. Stall $15,003. For 2005, also represents employer contributions for life insurance as follows: Mr. Hay $22,289, Mr. Robo $7,935, Mr. Olivera $11,019, Mr. Dewhurst $249 and Mr. Stall $7,930.

(e)
Mr. Olivera served as senior vice president, power systems of FPL from July 1999 to June 2003 and was appointed president of FPL in June 2003.

Long Term Incentive Plan Awards

        In 2005, restricted stock awards under FPL Group's Amended and Restated Incentive Plan ("LTIP") were made to the executive officers named in the Summary Compensation Table as set forth above. In addition, performance share awards and non-qualified stock option awards under the LTIP were made to the executive officers named in the Summary Compensation Table as set forth in the following tables.

Performance Share Awards

			Estimated Future Payouts Under Non-Stock Price- Based Plans
Name	Number of Shares (#)	Performance Period Until Payout
			Target (#)	Maximum (#)
Lewis Hay, III	58,808	1/1/05-12/31/07	58,808	94,092
James L. Robo	14,326	1/1/05-12/31/07	14,326	22,921
Armando J. Olivera	14,326	1/1/05-12/31/07	14,326	22,921
Moray P. Dewhurst	14,578	1/1/05-12/31/07	14,578	23,324
John A. Stall	11,302	1/1/05-12/31/07	11,302	18,083

        The performance share awards in the preceding table are, under normal circumstances, payable at the end of the performance period indicated. The amount of the payout is determined by multiplying the participant's target number of shares by his average level of attainment, expressed as a percentage, which may not exceed 160%, of his targeted awards under the Annual Incentive Plans for each of the years encompassed by the award period. A description of the 2005 Annual Incentive Plan performance indicators is included in the Compensation Committee Report, above. The performance share award payouts for the performance periods ending December 31, 2005 are included in the Summary Compensation Table above in the column entitled "LTIP Payouts." During 2005, two performance share awards, one made in 2002 covering a four-year performance period, and one made in 2003 covering a three-year performance period, vested and were paid. Although generally only one long-term performance period ends each year, in 2003 the Compensation Committee determined that a three-year performance period was more appropriate, which resulted in this one-time overlap.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(a)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)(b)
Lewis Hay, III	100,000	24%	36.95	1/3/2015	630,000
James L. Robo	60,000	14%	36.95	1/3/2015	378,000
Armando J. Olivera	60,000	14%	36.95	1/3/2015	378,000
Moray P. Dewhurst	60,000	14%	36.95	1/3/2015	378,000
John A. Stall	30,000	7%	36.95	1/3/2015	189,000

(a)
Options granted are non-qualified stock options. All stock options vest and become exercisable at the rate of one-third per year and are fully exercisable after three years. All options were granted at an exercise price per share of 100% of the fair market value of FPL Group common stock on the date of grant.

(b)
The hypothetical values shown were calculated using the Black-Scholes option pricing model, based on the following assumptions. For all options, the volatility rate is equal to 20.00% and the dividend yield (representing the per-share annualized dividends as of the grant date divided by the annualized fair market value of the common stock) is equal to 3.68%. The risk-free interest rate is equal to 4.08%, based on the interest rate on a U.S. Treasury zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise of seven years. The values do not take into account risk factors such as non-transferability or risk of forfeiture.

        The preceding table sets forth information concerning individual grants of common stock options during fiscal year 2005 to the executive officers named in the Summary Compensation Table. Such awards are also listed in the Summary Compensation Table above in the column entitled "Securities Underlying Options."

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

					Value of Unexercised In-The-Money Options at Fiscal Year-End ($)
			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
Name	Number of Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Lewis Hay, III	0	0	700,000	250,000	$8,739,000	$2,071,000
James L. Robo	0	0	250,000	160,000	3,030,663	1,349,937
Armando J. Olivera	0	0	216,668	143,332	2,602,015	1,116,585
Moray P. Dewhurst	0	0	400,000	160,000	5,536,663	1,349,937
John A. Stall	0	0	100,002	79,998	1,380,355	674,945

        The preceding table sets forth information, with respect to the named officers, concerning the exercise of stock options during the fiscal year and unexercised options held at the end of the fiscal year. The named officers did not exercise any stock options during 2005. All the exercisable and unexercisable options shown in the preceding table were granted in 2001, 2002, 2003, 2004 and 2005. At December 30, 2005, the fair market value of the underlying securities (based on the closing share price of FPL Group common stock reported on the New York Stock Exchange) was $41.56 per share, and exceeded the exercise price of all of the exercisable and unexercisable options.

Retirement Plans

        FPL Group maintains a non-contributory defined benefit pension plan and a supplemental executive retirement plan (SERP). The FPL Group Employee Pension Plan and SERP were converted to a cash balance accrual formula effective April 1, 1997. However, participants in the SERP as of April 1, 1997 continue to accumulate benefits pursuant to the final average pay benefit formula in place prior to the cash balance change.

        The following table shows the estimated annual benefits derived using the final average pay formula used to determine the pensions of participants in the SERP as of April 1, 1997. Only two executive officers named in the Summary Compensation Table, Messrs. Olivera and Stall, will have their benefits determined in this manner. The benefits shown are the amounts that would be payable in the form of a single life annuity to participants retiring in 2005 at age 65 after working the indicated years of service. Pursuant to the final average pay benefit formula, the benefits shown are offset by a fraction of expected Social Security benefits due to employer contributions for those benefits.

Pension Plan Table

Eligible Average Annual Compensation(a)	5	10	20	30	40
$ 300,000	$29,116	$58,243	$116,475	$144,718	$152,930
400,000	39,116	78,243	156,475	194,718	205,430
500,000	49,116	98,243	196,475	244,718	257,930
600,000	59,116	118,243	236,475	294,718	310,430
700,000	69,116	138,243	276,475	344,718	362,930
800,000	79,116	158,243	316,475	394,718	415,430
900,000	89,116	178,243	356,475	444,718	467,930
1,000,000	99,116	198,243	396,475	494,718	520,430
1,100,000	109,116	218,243	436,475	544,718	572,930
1,200,000	119,116	238,243	476,475	594,718	625,430
1,300,000	129,116	258,243	516,475	644,718	677,930
1,400,000	139,116	278,243	556,475	694,718	730,430

(a)
The maximum eligible average annual compensation shown in the table is based on 120% of the 2005 pensionable earnings (which includes annual salary and bonus as shown on the Summary Compensation Table) for Mr. Olivera. He is the most highly compensated named officer who was a SERP participant in 1997 and so was not impacted by the cash balance change.

        The compensation covered by the plans includes Mr. Olivera's 2005 annual salary and bonus and Mr. Stall's 2005 annual salary, but no other amounts shown in the Summary Compensation Table. Beginning in 2006, covered compensation for Mr. Stall will include annual salary and annual incentive award. Messrs. Olivera and Stall had completed approximately 33 and 9 years of credited service, respectively, as of December 31, 2005.

        Messrs. Hay, Robo and Dewhurst are the named executive officers covered solely by the cash balance formula in the plans. Benefits under the cash balance formula are based upon annual salary and awards under the annual incentive plan (which are included in the "Bonus" column of the Summary Compensation Table). Under the cash balance formula, credits are accumulated in an employee's account and are determined as a percentage of the employee's monthly covered earnings in accordance with the following formula:

Years of Service	Percent of Compensation
0–5	4.5%
5 or more	6.0%

        Effective January 1, 2006, the cash balance accruals under the plans for Messrs. Robo and Dewhurst will be determined as a percentage of their respective monthly covered earnings in accordance with the following formula:

Years of Service	Percent of Compensation
0–5	9%
5 or more	12%

        In addition, the employee's account is credited quarterly with interest at an annual rate that is based upon the yield on one-year Treasury Constant Maturities. The interest crediting rate is subject to a 4% floor, which was the rate utilized in 2005. Benefits under the cash balance formula are not reduced for employer contributions to Social Security or other offset amounts.

        The estimated age 65 annual retirement benefit payable under the plans, based upon total covered compensation from FPL Group and subsidiaries, which was included in their 2005 taxable income (expressed as a joint and 50% survivor benefit) is $432,087 for Mr. Hay, $594,975 for Mr. Robo, and $259,891 for Mr. Dewhurst. These estimates assume that the individuals' 2005 pensionable earnings increase annually (salary by 4% per year, and annual incentive awards equal to 151% of salary for Mr. Hay, 121% of salary for Mr. Robo, and 96% of salary for Mr. Dewhurst) until age 65 and a cash balance interest crediting rate of 4.0% for 2005 and 2006 and 5.0% thereafter. The estimated age 65 cash balance account was converted to an annuity based on a 4.46% discount rate and the Revenue Ruling 2001-62 Mortality Table.

        A supplemental retirement plan for Mr. Hay provides a benefit equal to 65% of Mr. Hay's highest average annual compensation (annual salary plus annual incentive award) for the three consecutive calendar year periods out of the four consecutive calendar year period ending with the calendar year in which he retires (final average pay). This supplemental benefit will be reduced by the actuarial equivalent of the benefits to which he is entitled under the pension plan and the SERP. If Mr. Hay terminates his employment prior to age 65, the benefit will be reduced on a pro rata basis if he fails to complete at least fifteen years of service with FPL Group or its subsidiaries, and it will be further reduced on an actuarial basis as a result of its early distribution. The plan provides a minimum annual benefit, in the form of a joint and 50% survivor annuity (equal to 50% of final average pay) payable to Mr. Hay and his surviving spouse upon his termination of employment with FPL Group and its subsidiaries. If Mr. Hay's termination of employment occurs prior to his normal retirement age (age 65), this minimum benefit will be reduced on an actuarial basis. Under the supplemental plan, Mr. Hay's estimated age 65 annual retirement benefit (expressed as a joint and 50% survivor benefit, and calculated based on the same covered compensation and the same assumed increases in pensionable earnings as described in the preceding paragraph) would constitute an increase of approximately $2,503,747 over the estimate described above for the cash balance formula pension plan and SERP benefits, for a total estimated age 65 annual benefit of $2,935,834.

        FPL Group sponsors a split-dollar life insurance plan for certain of its officers, including the executive officers named in the Summary Compensation Table with the exception of Mr. Dewhurst. Benefits under the split-dollar plan are provided by universal life insurance policies purchased by FPL Group. If the officer dies prior to retirement (defined to include age plus years of service), or for Mr. Olivera during employment or after retirement but prior to age 65, the officer's beneficiaries generally receive two and one-half times the officer's annual salary at the time of death. If the officer dies after retirement, or for Mr. Olivera on or after age 65, but before termination of his split-dollar agreement, the officer's beneficiaries receive a percentage of the officer's final annual salary (100% to 180% depending upon age at time of death for Mr. Olivera and 50% for the other named executive officers who participate in the plan). Upon termination of the agreement, which occurs after the later of 10 years from entering into the agreement, age 65, or a termination of employment which qualifies as retirement, the life insurance policies will be assigned to the officer or his beneficiary. For 2005, income was imputed to each participating executive officer for the value of the term coverage at a rate provided in the Internal Revenue Service's Notice 2001-10 (Table 2001 Rates).

Employment Agreements

        Employment Agreement with CEO

        In February 2005 FPL Group entered into an employment agreement with Mr. Hay. The agreement provides for Mr. Hay to be employed as the chief executive officer and president of FPL Group (referred to in the employment agreement as the "Corporation") and to serve as a director and chairman of FPL Group's board of directors for an initial term of three years beginning January 1, 2005. Each January 1 beginning in 2006 the term of employment will be extended an additional year unless either party gives a notice of non-extension no later than 90 days prior thereto. If FPL Group terminates Mr. Hay's employment without "cause," or if Mr. Hay terminates his employment for "good reason" (each as defined in the agreement) he is entitled to receive a pro rata portion of his annual incentive bonus for the year in which termination occurs (calculated at the higher of target or the average of the bonus received for the prior two years); two times his then current base salary; two times the higher of (i) his average annual incentive bonus for the prior two years or (ii) his then current target annual incentive bonus; a pro rata portion of each outstanding and unvested performance share grant then in progress under FPL Group's Long Term Incentive Plan (calculated as if target performance for the year of termination is achieved); continued vesting in all outstanding and unvested restricted stock awards and stock options for a period of two years following the date of termination; the cash value of two additional years of service credit under all applicable pension, 401(k), and supplemental retirement plans; and continued participation in FPL Group's medical, dental, hospitalization, disability and group life insurance plans for up to two years. The agreement also provides for certain payments to be made upon termination because of death or disability or upon retirement. The agreement does not establish Mr. Hay's compensation; however, reduction of his then current base salary, target annual incentive bonus, target long term incentive compensation or aggregate employee benefits (with certain exceptions) constitutes "good reason."

        Effective December 18, 2005, Mr. Hay's employment agreement was amended to provide that "Corporation", for purposes of the employment agreement, will be defined as FPL Group, or the ultimate parent entity of FPL Group, in the event that any entity directly or through one or more subsidiaries holds 50% or more of the outstanding voting stock of FPL Group.

        In the event that Mr. Hay's executive retention employment agreement with FPL Group (described below) becomes effective and his employment is terminated under the circumstances specified therein, he will be entitled to the compensation and benefits provided under that agreement in lieu of any entitlements payable or provided to him under the February 2005 agreement.

        Executive Retention Employment Agreements

        Each of the individuals named in the Summary Compensation Table is a party to an executive retention employment agreement with FPL Group. Each agreement will not become effective until the occurrence of a potential change of control or a change of control, each as defined in the agreement.

        Change of control is defined in the agreements as (i) the acquisition by any individual, entity, or group of 20% or more of either FPL Group's common stock or the combined voting power of FPL Group other than directly from FPL Group or pursuant to a merger or other business combination which does not itself constitute a change of control, (ii) the incumbent directors of FPL Group ceasing, for any reason, to constitute a majority of the FPL Group Board of Directors, unless each director who was not an incumbent director was elected, or nominated for election, by a majority of the incumbent directors and directors subsequently so elected or appointed (excluding those elected as a result of an actual or threatened election contest or other solicitation of proxies), (iii) the shareholders approve or, if determined by the FPL Group Board of Directors, there is consummated a merger, sale of assets, reorganization or other business combination of FPL Group or any subsidiary with respect to which (x) the voting securities of FPL Group outstanding immediately prior to the transaction do not, immediately following the transaction, represent more than 60% of the common stock and the voting power of all voting securities of the resulting ultimate parent entity or (y) members of the FPL Group Board of Directors constitute less than a majority of the members of the board of directors of the resulting ultimate parent entity, or (iv) the shareholders approve the liquidation or dissolution of FPL Group. A potential change of control is defined as (i) announcement of an intention to take or consider taking actions which, if consummated or approved by shareholders, would constitute a change of control, or (ii) the acquisition by any individual, entity, or group of 15% or more of either the FPL Group common stock or the combined voting power of FPL Group other than directly from FPL Group or pursuant to a merger or other business combination which does not itself constitute a change of control.

        Once effective, each named executive officer's agreement provides that he shall be employed by FPL Group for a period of three years (two years, in the case of Mr. Stall) in a position at least commensurate with his position with FPL Group in the ninety-day period immediately preceding the effective date of the agreement. During this two or three year employment period, each named executive officer shall be (i) paid an annual base salary at least equal to his annual base as in effect on the effective date, with annual increases consistent with those awarded to other peer officers of FPL Group, but not less than the increases in the consumer price index; (ii) paid an annual bonus (expressed as a percentage of his annual base salary) consistent with those of peer executives of FPL Group, but at least equal to the higher of (x) his targeted annual bonus for the then current fiscal year divided by his then current annual base salary or (y) the average percentage of his annual base salary (as in effect for the applicable years) that was paid or payable as an annual bonus for each of the three fiscal years preceding the fiscal year in which the effective date occurs (or, if higher, for each of the three fiscal years immediately preceding the fiscal year in which a change of control occurs, if a change of control occurs after the effective date); (iii) given the opportunity to earn long-term incentive compensation no less favorable than such opportunities given to him at any time during the 90 days preceding the effective date or, if more favorable, those provided at any time after the effective date to peer officers of FPL Group; and (iv) entitled to participate in savings, retirement and other employee benefit plans providing benefits no less favorable than those provided to him at any time during the 90 days preceding the effective date or, if more favorable, those provided at any time after the effective date to peer officers of FPL Group.

        In the event of a change of control, each agreement provides that (unless the terms of the award agreement expressly provide otherwise) (i) 50% of a named executive officer's outstanding performance stock-based awards (for example, performance share awards) shall be vested and earned at an achievement level equal to the higher of (x) the targeted level of performance of each such award or (y) the average level (expressed as a percentage of target) of achievement in respect of similar awards maturing over the three fiscal years immediately prior to the year in which the change of control occurred; (ii) all other outstanding performance stock-based awards granted to the named executive officer shall be fully vested and earned; (iii) all options and other exercisable rights granted to the named executive officer shall become exercisable and vested; and (iv) the restrictions, deferral limitations and forfeiture conditions applicable to all outstanding awards granted to the named executive officer under an incentive compensation plan shall lapse and such awards shall be deemed fully vested.

        A named executive officer will receive the remaining 50% of the outstanding performance stock-based awards (calculated in the same manner as described above and unless the terms of the award agreement expressly provide otherwise) on the first anniversary of the change of control if he has remained employed by FPL Group or an affiliate through such date or upon an earlier termination of employment by FPL Group (except for death, disability or cause) or by the named executive officer for "good reason" (as defined in the agreement). Upon such a termination of employment following a change of control and during the employment period, the named executive officer is entitled to, among other things, a lump sum severance payment equal to three times (two times, in the case of Mr. Stall) the sum of his annual base salary plus his annual bonus; a payment in respect of three years (two years, in the case of Mr. Stall) of foregone supplemental retirement benefits; continued coverage under all employee benefit plans, and certain other benefits and perquisites, for three years (two years, in the case of Mr. Stall); and a full gross-up in respect of any excise tax incurred as a result of the benefits received pursuant to the agreement. Such amounts and benefits would also be provided if such a termination of a named executive officer occurs following a potential change of control and prior to an actual change of control, and during the employment period, except that 100% of the outstanding performance stock-based awards (calculated as described above) would be vested and earned. In addition, each named executive officer will also receive a pro rata portion (based upon deemed employment until the end of the two or three year employment period) of each long-term incentive compensation award granted to him on or after the date of the change of control.

        Effective December 18, 2005, the executive retention employment agreements between FPL Group and each of the individuals named in the Summary Compensation Table were amended. The amendments provide that the individual and FPL Group agree to mutually cooperate and negotiate in good faith to make such amendments to the terms of the executive retention employment agreement, as necessary in the reasonable judgment of each of FPL Group and the executive, to avoid the imposition of penalties and additional taxes under Section 409A of the Internal Revenue Code of 1986, as amended (the Code). Insofar as is possible without the incurrence of any expenses by FPL Group not contemplated under the executive retention employment agreements as in effect on December 15, 2005, the applicable individual will be provided with payments and benefits under the executive retention employment agreements, as amended, that are substantially economically equivalent to the payments and benefits that would be payable to the executive absent both the amendment and the requirements of Section 409A of the Code.

Shareholder Proposals

        FPL Group currently intends to return in 2007 to its regular schedule for its annual meetings. Therefore, proposals on matters appropriate for shareholder consideration consistent with the regulations of the SEC submitted by shareholders for inclusion in the proxy statement and form of proxy for the 2007 Annual Meeting of Shareholders must be received by the Corporate Secretary at the Company's principal executive offices not later than December 20, 2006.

        Under FPL Group's bylaws, a shareholder proposal submitted for consideration at the 2007 Annual Meeting of Shareholders, but not for inclusion in FPL Group's proxy statement and form of proxy, must be received by the Corporate Secretary at the Company's principal executive offices no earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made, and proposals received after such date will be considered untimely and the persons named in the proxies solicited by the Board for the 2007 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal. Notice of such proposals must also comply with certain informational and other requirements set forth in FPL Group's bylaws.

        Shareholder proposals may be mailed to the Corporate Secretary, FPL Group, Inc., P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420.

        These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in FPL Group's proxy statement under the rules of the SEC.

Shareholder Account Maintenance

        FPL Group's transfer agent is Computershare Investor Services, LLC. All communications concerning accounts of FPL Group shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues, can be handled by calling FPL Group Shareholder Services at (800) 222-4511, or by calling Computershare Investor Services, LLC at (888) 218-4392. For other information about FPL Group, shareholders can visit FPL Group's web site at www.fplgroup.com.

        Regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. Accordingly, you are respectfully requested to mark, sign, date, and return the accompanying proxy card at your earliest convenience. Alternatively, you may submit your proxy by telephone or on the Internet by following the instructions on your proxy card.

By order of the Board of Directors.

Alissa E. Ballot
Vice President & Corporate Secretary
November 6, 2006

Appendix A

Audit Committee
of the
Board of Directors

Charter

I.     Purpose

        The Audit Committee is appointed by the Board of Directors of FPL Group, Inc. (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the independent auditor's qualifications and independence, (3) the performance of the Corporation's internal audit function and independent auditor, (4) the compliance by the Corporation with legal and regulatory requirements, and (5) the Corporation's system of disclosure controls and system of internal controls relating to its accounting and financial reporting processes.

        The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Corporation's annual proxy statement, and shall prepare such reports, confirmations and affirmations as may be required by the New York Stock Exchange from time to time, or requested by the Corporation in connection with any such reports, confirmations and affirmations.

II.    Membership

        The Committee shall consist of no fewer than three directors. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Committee shall be an "audit committee financial expert" as defined by rules of the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless specifically approved by the Board. The members of the Committee shall be appointed by the Board on the recommendation of the Governance & Nominating Committee, and may be replaced by the Board.

III.  Committee Chairman

        One member of the Committee shall be designated its Chairman and shall preside over the meetings of the Committee and report to the Board.

IV.    Reporting

        The Committee shall report its activities to the full Board on a regular basis.

V.     Review and Evaluation

        The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

VI.   Administrative Secretary

        The Committee shall designate an administrative secretary who shall not be a member of the Committee. The administrative secretary shall keep minutes of the meetings of the Committee and perform such other functions as are designated by the Committee.

VII. Authority and Responsibilities

  General

        The Committee shall have the sole authority to appoint or replace the independent auditor (the "independent auditor") (subject, if applicable, to shareholder ratification), and the independent auditor will report directly to the Committee. The Committee will be directly responsible for the engagement, compensation, retention and oversight of the work of the independent auditor engaged for any audit, review or attest services, including the resolution of any disagreements between management and the independent auditor regarding the Corporation's financial reporting.

        The Committee will pre-approve all audit, audit related, and all permitted non-audit services to be performed for the Corporation by the independent auditor, including the fees therefor and other material terms thereof. Such pre-approval will not be required with respect to permitted non-audit services which meet the requirements of the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act. The Committee may, in its discretion and consistent with Commission rules, establish pre-approval policies and procedures with respect to audit, audit related, and permitted non-audit services, and may form and delegate authority (including the authority to pre-approve audit, audit related, and permitted non-audit services) to subcommittees consisting of one or more Committee members (provided that any subcommittee decision to pre-approve such services will be presented to the full Committee at its next scheduled meeting).

        The Committee shall have the authority to retain outside counsel, accountants or other advisors for such purposes as the Committee, in its sole discretion, determines to be necessary to carry out its responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any other such advisors employed by the Committee.

        The Committee, to the extent necessary or as it deems appropriate, will:

  Financial Statement and Disclosure Matters

  •
  Meet to review and discuss with management and the independent auditor the annual audited financial statements of the Corporation, including reviewing disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), and recommend to the Board whether such audited financial statements should be included in the Corporation's Form 10-K.

  •
  Meet to review and discuss with management and the independent auditor the Corporation's quarterly financial statements (including reviewing disclosures made in MD&A).

  •
  Review major issues regarding accounting principles and financial statement presentations, including any significant changes made in the Corporation's selection or application of accounting principles and practices, any major issues as to the adequacy of the Corporation's internal controls and any special steps adopted in light of material control deficiencies.

  •
  Review and discuss reports from the independent auditor on:

  •
  Critical accounting policies and practices to be used, as identified to the Committee by the independent auditor.

  •
  All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

    •
    Other material written communications between the independent auditor and management, such as any schedule of unadjusted differences and any "management letter" or "internal control letter" issued or proposed to be issued by the independent auditor.

  •
  Review and discuss with management and the independent auditor management's internal control report required to be included in the Corporation's annual report on Form 10-K, management's assessment of the internal control structure and procedures of the Corporation for financial reporting, and the independent auditor's attestation of management's assessment.

  •
  Afford the chief financial officer and chief accounting officer open lines of communication to the Committee.

  •
  Discuss with management the earnings press releases of the Corporation, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This may be done generally through a discussion from time to time (and need not be in advance of each such release or provision of such guidance) of the types of information to be disclosed and the types of presentations to be made.

  •
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Corporation's financial statements.

  •
  Discuss with management and the independent auditor the effect of off-balance sheet structures on the Corporation's financial statements.

  •
  Discuss with management the Corporation's major financial risk exposures and an overview of the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  •
  Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

  Oversight of the Corporation's Internal Audit Function

  •
  Afford the Corporation's senior internal audit officer unrestricted access to the Committee.

  •
  Review the appointment and replacement of the senior internal audit officer.

  •
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  •
  Discuss with management and the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  •
  Discuss the adequacy of the internal audit program with the senior internal audit officer.

  •
  Review with the senior internal audit officer, on at least an annual basis, the proposed schedule for audits for the next fiscal year.

  Oversight of the Corporation's Relationship with the Independent Auditor

        In addition to the matters listed above under "General":

  •
  Obtain, review and evaluate a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Corporation, addressing the matters set forth in Independence Standards Board Standard No. 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors.

  •
  Review and evaluate the qualifications, independence and performance of the independent auditor, including the lead partner of the independent auditor team.

  •
  Based on the foregoing reviews and evaluations, present its conclusions with respect to the independent auditor's qualifications, performance and independence to the Board.

  •
  Confirm the rotation of the independent auditor's lead partner and concurring partner, as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to replace the independent auditing firm from time to time.

  •
  Meet with the independent auditor prior to the audit to discuss the scope, planning and staffing of the audit.

  •
  Determine policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation, and monitor compliance with such policies.

  •
  Review and consider such other matters in relation to the external audit of the Corporation as the Committee, in its discretion, may determine to be advisable.

  •
  Provide routine open access to both the Committee and the Board to discuss any matters thought appropriate.

  Compliance Oversight Responsibilities

  •
  Obtain from the independent auditor assurance that its audit does not require a response under Section 10A(b) of the Exchange Act.

  •
  Obtain from the independent auditor confirmation that neither it nor any affiliate has provided any services which are prohibited under applicable laws and regulations relating to the qualifications of accountants.

  •
  Obtain reports from management with respect to the conformity of the Corporation and its affiliated entities with applicable legal requirements, and review the process for monitoring compliance with the Corporation's Code of Business Conduct and Ethics and with any code of ethics adopted for the Corporation's chief executive officer and senior financial officers, including review of any violations and waivers of such code of ethics.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

  •
  Discuss with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, internal controls or the Corporation's compliance policies.

VIII.    Meetings

        The Committee shall meet:

  •
  Four times during the year, at the principal offices of the Corporation or as directed by the Chairman of the Committee.

  •
  Quarterly, by telephone conference, prior to the Corporation's earnings press release.

  •
  As otherwise called by the Chairman of the Committee or as directed by the Board.

        The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate sessions.

        While the Committee has the responsibilities and powers set forth in this Charter, the Committee's role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. It is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Corporation's Code of Business Conduct and Ethics.

Adopted May 1, 2003; Revised July 29, 2005

Annual Meeting Admission Ticket

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☐ Please mark this box with an X if your address has changed and print the new address below.

Annual Meeting Proxy Card

Proxy
FPL Group, Inc.
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Edward F. Tancer, Robert H. Escoto, and Mary Lou Kromer, and each of them, with power of substitution, proxies of the undersigned, to vote all shares of Common Stock of FPL Group, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held December 15, 2006 and any adjournment or postponement thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in proposal 1 and FOR proposal 2.

Your vote is important. Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you submit your proxy as soon as possible using one of three convenient methods: the phone, the Internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

5 U P X                H H H                P P P P

Admission:    This ticket, along with a form of personal identification, admits the named shareholder(s) and one guest.

Security:    For the safety of attendees, all boxes, handbags and briefcases are subject to inspection.

FPL Group, Inc.'s 2006 Annual Meeting of Shareholders will be held at 10:00 A.M. Eastern Time on December 15, 2006 at the PGA National Resort, 400 Avenue of the Champions, Palm Beach Gardens,

Florida. If you plan to attend the Annual Meeting of Shareholders, please bring this Admission Ticket. If you require special assistance, call the Coordinator, Shareholder Services at 561-694-4694.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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ADD 6

MR A SAMPLE

Annual Meeting Proxy Card

A Election of Directors—The Board of Directors recommends a vote FOR the listed nominees.

1.    Nominees:

	For	Withhold		For	Withhold		For	Withhold
01—Sherry S. Barrat	☐	☐	05—J. Brian Ferguson	☐	☐	09—Hansel E. Tookes, II	☐	☐
02—Robert M. Beall, II	☐	☐	06—Lewis Hay, III	☐	☐	10—Paul R. Tregurtha	☐	☐
03—J. Hyatt Brown	☐	☐	07—Rudy E. Schupp	☐	☐
04—James L. Camaren	☐	☐	08—Michael H. Thaman	☐	☐
B
Ratification of Appointment of Deloitte & Touche as Independent Registered Public Accounting Firm for the Year 2006 - The Board of Directors recommends a vote FOR proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year 2006.	☐	☐	☐

Mark here if you plan to attend the meeting.    ☐

In their discretion, the proxy holders are authorized to vote on such other business, including adjournment or postponement of the annual meeting, as may properly come before the meeting.

C     Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy)	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

Telephone and Internet Proxy Submission Instructions

You can submit your proxy by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two proxy submission methods outlined below to submit your proxy.

To submit your proxy using the Telephone (within U.S. and Canada)		To submit your proxy using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you submit your proxy by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on December 15, 2006.
THANK YOU

Annual Meeting Admission Ticket

Annual Meeting Retirement Savings Plans Confidential Voting Instruction Card

SOLICITED FOR THE FPL GROUP EMPLOYEE RETIREMENT SAVINGS PLAN OR THE FPL GROUP BARGAINING UNIT EMPLOYEE RETIREMENT SAVINGS PLAN ("PLANS")

        The undersigned participant or beneficiary in the Plans, acting as a named fiduciary, hereby provides the voting instructions specified to the trustee of the Plans (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of Common Stock of FPL Group, Inc. ("Common Stock") that are held by the Trustee, in its capacity as Trustee of the Plans, as of October 25, 2006 at the Annual Meeting of Shareholders of FPL Group, Inc. to be held on December 15, 2006 and at any adjournment or postponement thereof. You understand that you have this right because the Plans deem you to be a "named fiduciary" of the shares allocated to your account for voting purposes. As a named fiduciary, the law gives you the right to direct the Trustee how to vote the shares allocated to your FPL Group Stock Fund and FPL Group Leveraged ESOP Fund accounts, and requires the Trustee to follow your directions except in limited circumstances. As a named fiduciary, you, and not the Trustee, will be responsible for the consequences of the voting directions that you give. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated November 6, 2006, the voting instructions on this Confidential Voting Instruction Card will instruct the Trustee how to vote the number of shares of Common Stock reflecting your proportionate interest in the FPL Group Stock Fund and the FPL Group Leveraged ESOP Fund. Your instructions will also determine the vote on a proportionate number of the Leveraged ESOP shares which are held in the Plans but not yet allocated to participants. If you do not give the Trustee voting instructions, the number of shares reflecting your proportionate interest will not be voted, but your proportionate share of the unallocated Leveraged ESOP shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received.

        This Confidential Voting Instruction Card when properly executed will be voted in the manner directed by the undersigned shareholder. If the card is returned but no direction is made, this Confidential Voting Instruction Card will be voted FOR all nominees listed in proposal 1 and FOR proposal 2.

5 U P X                H H H                P P P P

Admission Ticket

Admission:    This ticket, along with a form of personal identification, admits the named shareholder(s) and one guest.

Security:    For the safety of attendees, all boxes, handbags and briefcases are subject to inspection.

        FPL Group, Inc.'s 2006 Annual Meeting of Shareholders will be held at 10:00 A.M. Eastern Time on December 15, 2006 at the PGA National Resort, 400 Avenue of the Champions, Palm Beach Gardens, Florida. If you plan to attend the Annual Meeting of Shareholders, please bring this Admission Ticket. If you require special assistance, call the Coordinator, Shareholder Services at 561-694-4694.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

MR A SAMPLE

C    1234567890    J N T

Annual Meeting Retirement Savings Plans Confidential Voting Instruction Card

A Election of Directors—The Board of Directors recommends a vote FOR the listed nominees.

1.    Nominees:

	For	Withhold		For	Withhold		For	Withhold
01—Sherry S. Barrat	☐	☐	05—J. Brian Ferguson	☐	☐	09—Hansel E. Tookes, II	☐	☐
02—Robert M. Beall, II	☐	☐	04—Lewis Hay, III	☐	☐	10—Paul R. Tregurtha	☐	☐
03—J. Hyatt Brown	☐	☐	07—Rudy E. Schupp	☐	☐
04—James L. Camaren	☐	☐	08—Michael H. Thaman	☐	☐
B
Ratification of Appointment of Deloitte & Touche as Independent Registered Public Accounting Firm for the Year 2006 - The Board of Directors recommends a vote FOR proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year 2006.	☐	☐	☐

Mark here if you plan to attend the meeting.    ☐

In its discretion, the Trustee is authorized to vote upon such other business, including adjournment or postponement of the annual meeting, as may properly come before the annual meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

C     Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this confidential voting instruction card. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy)	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

Telephone and Internet Confidential Voting Instruction Submission Instructions

You can submit your confidential voting instruction by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your confidential voting instruction, you may choose one of the two voting instruction submission methods outlined below to submit your confidential voting instruction.

To submit your confidential voting instruction using the Telephone (within U.S. and Canada)		To submit your confidential voting instruction using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

If you submit your confidential voting instruction by telephone or the Internet, please DO NOT mail back this confidential voting instruction card.
Confidential voting instructions submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on December 12, 2006.
THANK YOU

ANNUAL REPORT, PROXY STATEMENT
AND VOTING INSTRUCTIONS
FOR THE
FPL GROUP, INC.
2006 ANNUAL MEETING OF SHAREHOLDERS

Control Number:
Holder Account Number:
Proxy Access Number:

Dear Shareholder:

        We are pleased to deliver web addresses where you can access FPL Group, Inc.'s annual report and proxy statement and provide you with the opportunity to vote online. The documents are now available, and you can now vote your shares for the 2006 Annual Meeting of Shareholders.

        The Annual Meeting of Shareholders of FPL Group, Inc. will be held at the PGA National Resort, 400 Avenue of the Champions, Palm Beach Gardens, Florida, at 10:00 a.m. on Friday, December 15, 2006. Additional information is included in the Annual Meeting materials.

        To view the 2005 Annual Report, visit:

        www.fplgroup.com/reports/contents/annual_reports.shtml

        To view the 2006 Proxy Statement, visit:

        www.fplgroup.com/reports/pdf/2006_proxy.pdf

        To cast your vote, please visit www.computershare.com/expressvote and follow the on-screen instructions. You will need your holder account number and proxy access number provided above to access the voting site.

        PLEASE NOTE: You are receiving this email because you have previously consented to receive electronic notification of company materials, or the issuing company has provided your email address to us for this purpose.

        If you have any questions regarding your account, please call FPL Group's transfer agent, Computershare Investor Services, LLC, at (888) 218-4392 (within the U.S. and Canada) or (312) 360-5115 (outside the U.S. and Canada) and we will be pleased to help. Alternatively, you may also submit your questions directly through our secure, online contact form at: www.computershare.com/ContactUs

        Thank you for using our online voting service.

        In connection with viewing your proxy statement and annual report online, you may incur certain Internet charges, such as fees from your Internet service provider or telephone company. If you would like to receive a paper copy of the proxy statement and/or annual report in the mail, please call us at (888) 218-4392 (within the U.S. and Canada) or (312) 360-5115 (outside the U.S. and Canada).

QuickLinks

TABLE OF CONTENTS
About the Annual Meeting
BUSINESS OF THE ANNUAL MEETING
  Proposal 1: Election of Directors
  Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year 2006
  Fees Paid to Deloitte & Touche LLP
  Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
INFORMATION ABOUT FPL GROUP AND MANAGEMENT
  Performance Graph
  Common Stock Ownership of Certain Beneficial Owners and Management
  Section 16(a) Beneficial Ownership Reporting Compliance
CORPORATE GOVERNANCE AND BOARD MATTERS
  Corporate Governance Principles & Guidelines/Code of Ethics
  Director Independence
  Director Meetings and Attendance
  Executive Sessions of Non-Management Directors
  Committees
  Consideration of Director Nominees
  Communications with the Board
  Director Compensation
  Audit Committee Report
  Compensation Committee Report
  Executive Compensation
Summary Compensation Table
  Long Term Incentive Plan Awards
  Retirement Plans
  Employment Agreements
  Shareholder Proposals
  Shareholder Account Maintenance
Appendix A: Audit Committee Charter